1933 Act File No.	33-69268
1940 Act File No.	811-8042

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No.	80

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No.	81

FEDERATED INSURANCE SERIES

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

Peter J. Germain, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
	on		pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
X	on	April 5, 2018	pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on		pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
April 30, 2018
Share Class	Primary

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
A mutual fund seeking to achieve high current income and moderate capital appreciation by investing in both equity and fixed-income securities that have high income potential.
As with all mutual funds, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Summary Information
Federated Managed Volatility Fund II (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to achieve high current income and moderate capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
TO BE UPDATED BY AMENDMENT
Note: The table below and the Example that follows it relate exclusively to the Shares of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Shares.
Shareholder Fees (fees paid directly from your investment)	P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.18%[1]
Acquired Fund Fees and Expenses	0.16%
Total Annual Fund Operating Expenses	1.09%
Fee Waivers and/or Expense Reimbursements[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%
1	The Fund may incur or charge administrative service fees up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the Fund. The Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the “Trustees”).
2	The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2017, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.89% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund	$111	$347	$601	$1,329
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90% of the average value of its portfolio.
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RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential.
The Fund's Co-Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA) (collectively, the “Co-Advisers” and, in certain contexts, “Adviser”). FEMCOPA is primarily responsible for managing the equity portion of the Fund's portfolio, including equity securities and related derivative contracts. FIMCO is primarily responsible for managing the fixed-income portion of the Fund's portfolio, including fixed income securities and related derivative contracts. Fed Global and FEMCOPA work collaboratively and are primarily responsible for implementing a managed volatility strategy that involves managing the Fund's use of equity index futures contracts to adjust the Fund's expected volatility to a target annualized volatility. Fed Global and FEMCOPA also are primarily responsible for determining the allocation of the Fund's portfolio between equity, fixed income and other investments. Each Co-Adviser also may from time to time consult and work collaboratively with, or be informed by the decisions of or information from, one or both of the other Co-Advisers in connection with making certain investment decisions in regards to the Fund's investment strategies and portfolio, in addition to various compliance, operational and administrative matters. While the Co-Advisers may work collaboratively in connection with the management of the Fund's portfolio as described above, under certain circumstances, such as, for example, when certain personnel at another Co-Adviser are not available, a Co-Adviser may make decisions or otherwise act independently from the other Co-Advisers.
Regarding the Fund's equity portfolio, FEMCOPA's process for managing the equity investments will be to over or underweight positions in mid- to large cap value companies based upon the Adviser's quantitative analysis of the securities. The analysis seeks to identify securities likely to have predictable returns based on a number of strategies such as valuation, market sentiment, profitability and capital use. Additionally, FEMCOPA seeks to purchase undervalued stocks that may increase in price as the market recognizes the company's value. The portfolio is constructed and maintained to provide a reasonable trade-off between risk and return.
Regarding the Fund's fixed-income portfolio, FIMCO selects fixed-income investments that offer high current yields. FIMCO expects that these fixed-income investments will primarily be investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. FIMCO continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. FIMCO does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity range. The Fund may buy or sell foreign currencies or foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities in order to hedge or increase or decrease its exposure to foreign interest rate and/or currency markets. When selecting investments for the Fund, FIMCO can invest in securities directly or in other investment companies, including funds advised by FIMCO. At times, the Fund's investment in other funds advised by FIMCO may be a substantial portion of the Fund's portfolio.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.
Regarding the Fund's managed volatility strategy, Fed Global and FEMCOPA will primarily use equity index futures contracts (a type of derivative) to target an annualized volatility level for the Fund of approximately 10%. To implement this target volatility management strategy, Fed Global and FEMCOPA will monitor the forecasted annualized volatility of returns of the entire Fund portfolio, placing a greater weight on recent historical data. It is expected that Fed Global and FEMCOPA will take action to manage the Fund's volatility when the forecasted annualized volatility of the Fund's entire portfolio falls outside of a lower (8%) or an upper (12%) band. The Fund's strategy of managing volatility to a target range seeks to reduce the expected volatility of the Fund's entire portfolio in high volatility environments and to increase the expected volatility of the Fund's entire portfolio in low volatility environments. Fed Global and FEMCOPA believe that the managed volatility strategy may lead to enhanced returns for investors while dampening large swings in the volatility of the Fund's entire portfolio over time. To implement the Fund's managed volatility strategy, Fed Global and FEMCOPA will buy
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equity index futures contracts (the “Long Equity Index Futures Positions”) in order to seek to raise the Fund's expected volatility level and sell equity index futures contracts (the “Short Equity Index Futures Positions”) to hedge the Fund's entire portfolio and lower the Fund's expected volatility level. Under normal market conditions, Fed Global and FEMCOPA will seek to manage the Fund's investments in equity index futures contracts (or other broad-based U.S. equity futures) such that:
■	The notional value of the Long Equity Index Futures Positions generally will not exceed 60% of the Fund's net asset value at any given time; and
■	The notional value of the Short Equity Index Futures Positions generally will not exceed 40% of the Fund's net asset value at any given time.
Due to these limitations, market conditions, or other factors, the actual or realized volatility of the Fund for any particular period of time may be materially higher or lower than the target level. The volatility of the Fund is a statistical measurement of the frequency and level of changes in the Fund's returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings. The Fund will use Short Equity Index Futures Positions to hedge the Fund's exposure to long equity positions. The Fund may also use other equity futures or interest rate futures for hedging purposes, and may use derivative contracts (such as, for example, options, swaps and futures contracts) and/or hybrid instruments to implement other elements of its investment strategy as more fully described in the Fund's prospectus or SAI. There can be no assurances that the Fund's use of derivative contracts or hybrid instruments will work as intended.
Regarding the composition of the Fund's portfolio, under normal conditions, it is anticipated that approximately 40% of the Fund's assets will be invested directly into equity securities and 60% of the Fund's assets will be invested in fixed-income securities and other investments. Fed Global and FEMCOPA may vary this allocation by +/- 10% for each asset class depending upon their economic and market outlook, as well as a result of favorable investment opportunities. The managed volatility strategy described in the previous paragraph may cause the Fund's effective exposure to the equity asset class to be greater or less than the level of its direct investments in equity securities. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. In addition to the other risks of investing in the Fund, the managed volatility strategy will also expose the Fund to leverage risk and the risks of investing in derivative contracts.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential further changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■	Risk of Managed Volatility Strategy. There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns. The Fund's managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed if the Fund's investment program consisted only of holding securities directly. For example, the value of the Long Equity Index Futures Positions (which generally will be up to 60% of the Fund's net asset value) may decline in value due to a decline in the level of the equity index futures, while the value of the Short Equity Index Futures Position (which generally will be up to 40% of the Fund's net asset value) may decline in value due to an increase in the level of the equity index futures.
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The Fund will use Short Equity Index Futures Positions to hedge the Fund's long equity exposure. The Fund's losses on a Short Equity Index Futures Position could theoretically be unlimited as there is no limit as to how high the equity index futures can appreciate in value. However, such losses would tend to be offset by the appreciation of the Fund's equity holdings. The use by the Fund of Short Equity Index Futures Positions to hedge the Fund's long exposure and manage volatility within a target may not be successful.
Additionally, the Long Equity Index Futures Positions are not being held to hedge the value of the Fund's direct investments in equity securities and, as a result, these futures contracts may decline in value at the same time as the Fund's direct investments in equity securities. The Fund's managed volatility strategy also exposes shareholders to leverage risk and the risks of investing in derivative contracts.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Counterparty Credit Risk. Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Asset Allocation Risk. The Fund intends to invest in a diversified mix of asset classes to seek to manage its investment risk. The Fund's investment results will suffer if it increases allocations to a particular asset class and such asset class decreases in market value, or if it reduces allocations to a particular asset class and such asset class increases in value. This risk is in addition to the market risks associated with each of the Fund's investments. In certain conditions, the Fund may employ risk management strategies. No risk management strategies can eliminate the Fund's exposure to adverse events; at best, they can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program. There can be no guarantee that the Adviser will be successful in their attempts to manage the risk exposure of the Fund.
■	Risk Related to Investing for Value. The Fund generally uses a “value” style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
■	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for collateralized mortgage obligations that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
■	Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade (also known as “junk bonds”) may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments. may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
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■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in Emerging Markets Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchanged traded) that has the same investment objectives, strategies and policies. ETFs may also be subject to risks that do not apply to conventional funds, such as the market price of an ETF's shares may trade above or below their net asset value.
■	Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole.
■	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■	Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■	Short Selling Risk. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance.
■	Technology Risk. The Co-Advisers use various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
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TO BE FILED BY AMENDMENT
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.

The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's highest quarterly return was 11.90% (quarter ended June 30, 2009). Its lowest quarterly return was (13.07)% (quarter ended December 31, 2008).
TO BE FILED BY AMENDMENT
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's Shares.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
Fund
Return Before Taxes	X.XX%	X.XX%	X.XX%
Blended Index[1] (reflects no deduction for fees, expenses or taxes)	X.XX%	X.XX%	X.XX%
Standard & Poor's 500 Index[2] (reflects no deduction for fees, expenses or taxes)	X.XX%	X.XX%	X.XX%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	X.XX%	X.XX%	X.XX%
1	The Blended Index is comprised of 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund's adviser has elected to change the Blended Index from 40% Russell 1000® Value Index/20% Bloomberg Barclays Emerging Markets USD Aggregate Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays Mortgage Backed Securities Index the JPMorgan Global (ex-U.S.) Government Index to 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index to reflect the Fund's current investment strategy of the fixed income portion of the portfolio. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2	The Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Fund Management
The Fund's Investment Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA).
Fed Global
James P. Gordon, Jr., Senior Portfolio Manager, has been the Fund's portfolio manager since August 2014.
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FEMCOPA
Damian M. McIntyre, Portfolio Manager, has been the Fund's portfolio manager since January 2017, and served as associate portfolio manager since April 2015.
Ian Miller, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2017.
FIMCO
Jerome D. Conner, Portfolio Manager, has been the Fund's portfolio manager since April 2014.
Mark E. Durbiano, Senior Portfolio Manager, has been the high-yield affiliated fund's portfolio manager since December 1993.
Ihab Salib, Senior Portfolio Manager, has been a portfolio manager of the Fund since May 2013.
Todd A. Abraham, Senior Portfolio Manager, has been a portfolio manager of the Fund since February 2003.
PURCHASE AND SALE OF FUND SHARES
Shares are used solely as an investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.
Shares of the Fund can be purchased or redeemed by participating insurance companies on any day the New York Stock Exchange (NYSE) is open.
Tax Information
The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through variable annuity contracts or variable life insurance contracts, such distribution will be exempt from current taxation if left to accumulate within the variable contract. You should ask your own tax advisor for more information on your own tax situation, including possible state or local taxes.
Payments to Insurance companies or qualifying dealers
Fund Shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies' decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary's website for more information.
What are the Fund's Investment Strategies?
The Fund's investment objective is to achieve high current income and moderate capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal strategies. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high income potential, and overlaying a managed volatility strategy, as described below. The Fund's portfolio will normally be invested in stocks, bonds, futures contracts, as well as certain other permitted investments. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. A description of the various types of securities and other investments in which the Fund principally invests, and their risks, immediately follows this strategy section.
The Fund's Co-Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA). FEMCOPA is primarily responsible for managing the equity portion of the Fund's portfolio, including equity securities and related derivative contracts. FIMCO is primarily responsible for managing the fixed-income portion of the Fund's portfolio, including fixed-income securities and related derivative contracts. Fed Global and FEMCOPA work collaboratively and are primarily responsible for implementing a managed volatility strategy that involves managing the Fund's use of equity index futures contracts to adjust the Fund's expected volatility to a target annualized volatility. Fed Global and FEMCOPA also are primarily responsible for determining the allocation of the Fund's portfolio between equity, fixed income and other investments. Each Co-Adviser also may from time to time consult and work collaboratively with, or be informed by the decisions of or information from, one or both of the other Co-Advisers in connection with making certain investment
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decisions in regards to the Fund's investment strategies and portfolio, in addition to various compliance, operational and administrative matters. While the Co-Advisers may work collaboratively in connection with the management of the Fund's portfolio as described above, under certain circumstances, such as, for example, when certain personnel at another Co-Adviser are not available, a Co-Adviser may make decisions or otherwise act independently from the other Co-Advisers.
The Co-Advisers actively manage the Fund's portfolio by seeking to provide shareholders with higher current income and less volatility than would normally be available from a portfolio invested entirely in equities. The Fund seeks to provide, in a single portfolio, substantially all of the active management opportunities consistent with its investment objective in balancing income opportunities and risk across equity and fixed-income markets and sectors, and in selecting securities within equity and fixed-income market sectors. The performance of the Fund should be evaluated over longer periods of time. Even small differences in shorter time periods for comparison can have a substantial impact on returns. For example, the so-called “value premium” (the historical outperformance of value stocks over growth stocks) occurs only over longer time periods. The Fund's fixed-income portfolio will be invested primarily to maximize total return which consists of income and capital appreciation.
Regarding the Fund's equity portfolio, FEMCOPA's process for managing the equity investments will be to over or underweight positions in mid- to large cap value companies based upon the Adviser's quantitative analysis of the securities. The analysis seeks to identify securities likely to have predictable returns based on a number of strategies such as valuation, market sentiment, profitability and capital use. Additionally, FEMCOPA seeks to purchase undervalued stocks that may increase in price as the market recognizes the company's value. The portfolio is constructed and maintained to provide a reasonable trade-off between risk and return.
Regarding the Fund's fixed income portfolio, FIMCO's process for selecting fixed-income investments begins by allocating the fixed-income portion of the Fund's portfolio among primarily the following categories of the fixed-income market: investment-grade debt issues; domestic noninvestment-grade debt securities; and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. Historically, these three categories have both offered higher current yields than U.S. government securities and had a low correlation of returns. Therefore, FIMCO continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to each category, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles while using the low correlation of returns to reduce portfolio risk. FIMCO does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity or duration.
The selection of individual fixed-income securities involves an approach that is specific to each category of securities and that relates, in part, to the risks inherent in the underlying sectors that comprise each category. These risks include credit risk, interest rate risk, currency risk and risks of foreign investing. The following are examples of the analyses used by FIMCO to select securities:
■	FIMCO employs a fundamental analysis to determine the best debt securities within specific credit quality constraints. For investments in corporate issuers, FIMCO analyzes the business, competitive position and general financial condition of the issuer to determine whether a security's credit risk is commensurate with its potential return. The Fund may also invest in U.S. government and mortgage-backed securities when it believes those securities offer better relative value than investment-grade corporate debt securities.
■	Noninvestment-grade debt issues (also known as “junk bonds” or “high-yield bonds”) have higher yields than investment-grade issues. FIMCO attempts to select high-yield bonds that offer superior potential returns for the default risks being assumed.
When selecting investments for the Fund, FIMCO can invest in securities directly or in other investment companies, including funds advised by FIMCO. These funds may include funds which are not available for general investment by the public. The investment companies in which the Fund invests are managed independently of the Fund and may incur additional expenses. At times, the Fund's investment in other funds advised by FIMCO may be a substantial portion of the Fund's portfolio.
The Fund invests in both foreign government and foreign debt obligations, which may be denominated in either foreign currency or U.S. dollars. The issuers of these securities may be located in either emerging or developed markets. Investors in emerging market debt securities receive higher yields as compensation for assuming the higher credit risks of the issuers or other market risks of investing in emerging market countries. Historically, returns of emerging market debt securities have had low correlation with the returns of both lower-rated debt securities issued by corporations in the United States (high-yield bonds) and investment-grade securities of developed market countries. As a result, the addition of these securities to the portfolio may reduce portfolio risk and still provide the benefits of higher average portfolio returns over longer periods of time. There is no assurance that this relatively low correlation of returns will continue in the future. The Fund may buy or sell foreign currencies or foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities in order to hedge or increase or decrease its exposure to foreign interest rate and/or currency markets.
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Under normal conditions, FIMCO anticipates allocating investments among the following three fixed-income asset classes: high-quality investment-grade debt; domestic noninvestment grade debt (commonly called “junk” or “high-yield” bonds); and foreign investment-grade and noninvestment-grade debt. The Fund limits the amount that it may invest in a single fixed-income class up to 30% of Fund assets, except for high-quality, investment-grade, fixed-income investments, in which the Fund may invest up to 60% of its assets (and a minimum 10% of its assets).
Regarding the Fund's managed volatility strategy, Fed Global and FEMCOPA will primarily use U. S. equity index futures contracts (a type of derivative) to target an annualized volatility level for the Fund of approximately 10%. To implement this target volatility management strategy, Fed Global and FEMCOPA will monitor the forecasted annualized volatility of returns of the entire Fund portfolio, placing a greater weight on recent historical data. It is expected that Fed Global and FEMCOPA will take action to manage the Fund's volatility when the forecasted annualized volatility of the Fund's entire portfolio falls outside of a lower (8%) or an upper (12%) band. The Fund's strategy of managing volatility to a target range seeks to reduce the expected volatility of the Fund's entire portfolio in high volatility environments and to increase the expected volatility of the Fund's entire portfolio in low volatility environments. Fed Global and FEMCOPA believe that the managed volatility strategy may lead to enhanced returns for investors while dampening large swings in the volatility of the Fund's entire portfolio over time. To implement the Fund's managed volatility strategy, Fed Global and FEMCOPA will buy equity index futures contracts (the “Long Equity Index Futures Positions”) in order to seek to raise the Fund's expected volatility level and sell equity index futures contracts (the “Short Equity Index Futures Positions”) to hedge the Fund's entire portfolio and lower the Fund's expected volatility level. Under normal market conditions, Fed Global and FEMCOPA will seek to manage the Fund's investments in equity index futures contracts (or other broad-based equity index futures) such that:
■	The notional value of the Long Equity Index Futures Positions generally will not exceed 60% of the Fund's net asset value at any given time; and
■	The notional value of the Short Equity Index Futures Positions generally will not exceed 40% of the Fund's net asset value at any given time.
Due to these limitations, market conditions or other factors, the actual or realized volatility of the Fund for any particular period of time may be materially higher or lower than the target level. The volatility of the Fund is a statistical measurement of the frequency and level of changes in the Fund's returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings. The Fund will use Short Equity Index Futures Positions to hedge the Fund's exposure to long equity positions. The Fund may also use other equity index futures or interest rate futures for hedging purposes.
Regarding the composition of the Fund's portfolio, the Co-Advisers divide the Fund's portfolio between equity and fixed-income investments to provide less volatility than a portfolio would be if invested entirely in equities. Fed Global and FEMCOPA then adjust the initial allocation based on their expectations for the performance and risk of the stocks and bonds in which the Fund invests while taking into consideration the Fund's objective of emphasizing total return. Under normal conditions, it is anticipated that approximately 40% of the Fund's assets will be invested in equity securities and 60% of the Fund's assets will be invested in fixed-income securities and other investments. Fed Global and FEMCOPA may vary this allocation by +/-10% for each asset class depending upon its economic and market outlook, as well as a result of favorable investment opportunities. The Fund's managed volatility strategy may cause its effective exposure to the equity asset class to be greater or less than the level of its direct investments in equity securities. In addition to the other risks of investing in the Fund, the managed volatility strategy will expose the Fund to leverage risk and the risks of investing in derivative contracts.
Each Co-Adviser also may use the equity and interest rate futures discussed above, and/or other derivative contracts and/or hybrid instruments, to implement elements of its investment strategy. The types of derivative contracts the Fund may use include, among others, futures, options and swaps. For example, a Co-Adviser may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, a Co-Adviser may use derivative contracts in an attempt to:
■	increase or decrease the effective duration of the Fund portfolio;
■	obtain premiums from the sale of derivative contracts;
■	realize gains from trading a derivative contract; or
■	hedge against potential losses.
There can be no assurance that a Co-Adviser's use of derivative contracts or hybrid instruments will work as intended.
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Portfolio Turnover
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is more likely to result in short-term capital gain/loss. Short-term gains are generally taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives. Additionally, although an annualized volatility level of 10% is normally targeted for the Fund, the Co-Advisers under certain market conditions may target a lower volatility level for the Fund.
What are the Fund's Principal Investments?
The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.
The following describes the equity securities in which the Fund principally invests.
Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may treat such redeemable preferred stock as a fixed-income security.
Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts (including foreign REITs and REIT-like entities) that lease, operate and finance commercial real estate. REITs in the United States are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a U.S. REIT's ability to respond to changes in the commercial real estate market.
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following describes the fixed-income securities in which the Fund principally invests:
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Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risk, it does not eliminate it entirely or reduce other risks.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.
In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Loan Instruments (A Fixed-Income Security)
The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.
Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Investments in certain loans have additional risks that result from the use of agents and other interposed financial institutions. Such loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent bank, which may or may not also be a lender, typically administers and enforces the loan on behalf of the lenders in the lending syndicate. In addition, an institution, typically but not always the agent bank, holds the collateral, if any, on behalf of the lenders. A financial institution's employment as an agent bank might be terminated for a number of reasons, for example, in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement likely would remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.
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The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).
The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, credit risk, liquidity risk and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.
Mortgage-Backed Securities (A Type of Fixed-Income Security)
A mortgage-backed security (MBS) is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interests are issued by a trust and represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.
The MBS acquired by the Fund could be secured by fixed-rate mortgages, adjustable rate mortgages or hybrid adjustable rate mortgages. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. A hybrid adjustable rate mortgage (“hybrid ARM”) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a “5/1 ARM” refers to a mortgage with a five-year, fixed-interest rate period, followed by 25 annual interest rate adjustment periods.
Investments in MBS expose the Fund to interest rate, prepayment and credit risks.
Credit Enhancement
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
Convertible Securities (A Fixed-Income Security)
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. To the extent a Fund invests in securities included in its applicable broad-based securities market index, the Fund may consider an issuer to be based outside the United States if the applicable index classifies the issuer as based outside the United States. Accordingly, the Fund may consider an issuer to be based outside the United States if the issuer satisfies at least one, but not necessarily all, of the following:
■	it is organized under the laws of, or has its principal office located in, another country;
■	the principal trading market for its securities is in another country;
■	it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country; or
■	it is classified by an applicable index as based outside the United States.
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Foreign securities may be denominated in foreign currencies or in U. S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.
ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)
ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.
Foreign Government Securities (A Type of Foreign Fixed-Income Security)
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
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To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund's ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “collateral”).
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps and credit default swaps.
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Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund's principal investments. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.
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Stock Market Risk
The value of equity securities in the Fund's portfolio will rise and fall over time. These fluctuations could be a sustained trend or a drastic movement. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The reporting of poor results by a company, the restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
INTEREST RATE RISK
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate loans and securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate loans and securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline.
Risk of Managed Volatility Strategy
There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns. The Fund's managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed if the Fund's investment program consisted only of holding securities directly. For example, the value of the Long Equity Index Futures Positions (which generally will be up to 60% of the Fund's net asset value) may decline in value due to a decline in the level of the equity index futures, while the value of the Short Equity Index Futures Position (which generally will be up to 40% of the Fund's net asset value) may decline in value due to an increase in the level of the equity index futures.
The Fund will use Short Equity Index Futures Positions to hedge the Fund's long equity exposure. The Fund's losses on a Short Equity Index Futures Position could theoretically be unlimited as there is no limit as to how high the equity index futures can appreciate in value. However, such losses would tend to be offset by the appreciation of the Fund's equity holdings. The use by the Fund of Short Equity Index Futures Positions to hedge the Fund's long exposure and manage volatility within a target may not be successful.
Additionally, the Long Equity Index Futures Positions are not being held to hedge the value of the Fund's direct investments in equity securities and, as a result, these futures contracts may decline in value at the same time as the Fund's direct investments in equity securities.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such
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contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Fifth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Sixth, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
Counterparty Credit Risk
Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
ASSET ALLOCATION RISK
The Fund intends to invest in a diversified mix of asset classes to seek to manage its investment risk. The Fund's investment results will suffer if it increases allocations to a particular asset class and such asset class decreases in market value, or if it reduces allocations to a particular asset class and such asset class increases in value. This risk is in addition to the market risks associated with each of the Fund's investments. In certain conditions, the Fund may employ risk management strategies. No risk management strategies can eliminate the Fund's exposure to adverse events; at best, they can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program. There can be no guarantee that the Adviser will be successful in their attempts to manage the risk exposure of the Fund.
Risk Related to Investing for Value
Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
Mid-Cap Company Risk
The Fund may invest in mid-capitalization (or “mid-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile and they face greater risk of business failure, compared to larger, more established companies, which could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
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Large-Cap Company Risk
The Fund may invest in large-capitalization (or “large-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held.
Trading opportunities are more limited for CMOs that have complex terms or that are not widely held.
Also, if dealer capacity has not kept, or does not keep, pace with market growth, or if regulatory changes or other certain developments warrant, dealer inventories of securities (such as corporate bonds) may reach low levels and impact a dealer's ability to “make markets” (or buy or sell a security at a quoted bid and ask price). These factors may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security or not sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. A significant reduction in dealer inventories or “market makers,” or other factors resulting in infrequent trading of securities, can lead to decreased liquidity and may also lead to an increase in their price volatility. These affects may be exacerbated during times of economic or political stress.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Increased Fund redemption activity, which may occur in a rising interest rate environment or for other reasons, also may increase liquidity risk due to the need of the Fund to sell portfolio securities and may negatively impact Fund performance.
Risk Associated with Noninvestment-Grade Securities
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
RISK RELATED TO THE ECONOMY
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund's performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities, on a large scale. This may increase redemptions from funds that hold large amounts of certain securities and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
Prepayment Risk
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage-backed securities.
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For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.
Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
RISK OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.
Risk of Investing in Emerging Market Countries
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging markets economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Currency Risk
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.
Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund's investments denominated in the currency. If a
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currency used by a country or countries is replaced by another currency, the Fund's Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund's investments denominated in such country's or region's currency to additional risks.
eurozone Related risk
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. In June 2016, the United Kingdom (U.K.) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets and heightened risk of continued worldwide economic volatility. As a result of Brexit, there is considerable uncertainty as to the arrangements that will apply to the U.K.'s relationship with the EU and other countries leading up to, and following, its withdrawal. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the U.K.'s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, Brexit can create actual or perceived additional economic stresses for the U.K., including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and possible declines in business and consumer spending as well as foreign direct investment.
Exchange-Traded Funds Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
SECTOR RISK
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
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CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
REAL ESTATE INVESTMENT TRUST RISK
Real estate investment trusts (REITs), including foreign REITs and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs' ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITs and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
Short Selling Risk
The Fund can sell securities short to the maximum extent permitted under the 1940 Act. A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest, fees and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference plus any expenses the Fund is required to pay to the lender. This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. In addition, there is no guarantee that the security needed to cover the short position will be available for purchase.
The Fund may incur two types of expenses from short sales: borrowing expenses and dividend expenses. Borrowing expenses may occur because the Fund may pay income or be charged a fee on borrowed securities. This income or fee is based upon the market value of the borrowed security and is dependent upon the availability of the security. Dividend expenses may occur because the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security. These dividends and borrowing expenses are investment expenses of the Fund.
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Quantitative MOdeling Risk
The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may be different than expected and may negatively affect Fund performance for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing and modifying the financial algorithms and formulas used in these models. Additionally, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding.
Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.
When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
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Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.
Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.
How is the Fund Sold?
The Fund offers the following Share classes: Primary Shares (P) and Service Shares (S), each representing interests in a single portfolio of securities. This Prospectus relates only to the P class. All Share classes have different expenses which affect their performance. Contact your insurance company or call 1-800-341-7400 for more information concerning the other class.
The Fund's Distributor, Federated Securities Corp. (the “Distributor”), markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).
A shareholder in the Fund's Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Payments to Insurance Companies
ADMINISTRATIVE sERVICE FEES
The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts. The Fund has no present intention of paying, accruing or incurring any such fee until such time as approved by the Fund's Board of Trustees.
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ADditional payments
The Distributor may pay out of its own resources amounts to certain insurance companies that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the insurance company or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all insurance companies receive such payments, and the amount of compensation may vary by insurance company. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the insurance company sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the insurance company; or the Fund's and/or other Federated funds' relationship with the insurance company. These payments may be in addition to payments, as described above, made by the Fund to the insurance company. In connection with these payments, the insurance company may elevate the prominence or profile of the Fund and/or other Federated funds within the insurance company's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the insurance company's organization. You can ask your insurance company for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees it charges.
How to Purchase and Redeem Shares
Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.
Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives your order from the participating insurance company in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.
Redemption proceeds normally are wired or mailed within one business day after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “Limitations on Redemption Proceeds”).
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■	Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■	Committed Line of Credit. The Fund participates with certain other Federated funds, on a joint basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■	Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Fund's portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund's Board, which generally include distributions of a pro rata share of the Fund's portfolio assets.
LIMITATIONS ON REDEMPTION PROCEEDS
Unless provided otherwise in applicable variable annuity contracts, redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■	During periods of market volatility;
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■	When a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
■	When the NYSE is closed, other than customary weekend and holiday closings;
■	When trading on the NYSE is restricted, as determined by the SEC; or
■	In which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Investors, Inc. will not be responsible for losses that result from unauthorized transactions, unless Federated does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using Federated's Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person's name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Investors' privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through Federated Investors' website.
Account and Share Information
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state
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laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder's financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder's specific rights and responsibilities under his or her state's escheatment law(s), which can generally be found on a state's official website.
DIVIDENDS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
TAX INFORMATION
The Fund intends to comply with the diversification requirements imposed on variable contracts by the Internal Revenue Code and corresponding regulations. If the Fund fails to comply with these requirements, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.
The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuations procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, the Fund will ask that the investor be prohibited from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in prohibiting an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.
The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to
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accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders will mean that these restrictions may not be able to be applied uniformly in all cases.
Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.
To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 equity and fixed-income holdings, a percentage breakdown of the portfolio by asset class and a percentage breakdown of the equity portfolio by sector.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Co-Advisers. The Co-Advisers manage the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Co-Advisers, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Co-Advisers. Federated Investors (UK) LLP (Federated UK), an affiliate of the Co-Advisers, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe), and certain non-discretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers, to the Co-Advisers for use by the Co-Advisers in their discretion. The fee for the FASC and Federated UK services is paid by the Co-Advisers and not by the Fund.
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The address of Fed Global is 101 Park Avenue, 41st Floor, New York, NY 10178. The address of each of FASC, FIMCO and FEMCOPA is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated UK is Liberty House, 222 Regent Street, London, United Kingdom W1B 5TR.
The Co-Advisers collectively provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets. The responsibilities of each Co-Adviser will be based on the expertise and experience of the Fund portfolio manager(s) employed by the Co-Adviser, who may share responsibilities for certain aspects of the Fund's investment program.
The Co-Advisers and other subsidiaries of Federated advise approximately 108 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $397.6 billion in assets as of December 31, 2017. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
Fed Global advises approximately 12 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $11.9 billion in assets as of December 31, 2017.
FIMCO advises approximately 76 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $237.0 billion in assets as of December 31, 2017.
FEMCOPA advises approximately 18 equity mutual funds (including sub-advised funds) which totaled approximately $23.0 billion in assets as of December 31, 2017.
PORTFOLIO MANAGEMENT INFORMATION
Fed Global
James P. Gordon, Jr.
James P. Gordon, Jr., Senior Portfolio Manager has been the Fund's portfolio manager since August 2014.
Mr. Gordon joined Federated in September 2002 as Head of Quantitative Research and Analysis and has been a Vice President of the Fund's Co-Adviser since January 2008. Previously, he was Vice President and Head of Quantitative Research for U.S. Equity at J.P. Morgan Investment Management, having joined as an analyst in April 1992. Mr. Gordon has received the Chartered Financial Analyst designation, and earned a B.S., Applied and Engineering Physics, and a M. Eng., Operations Research and Industrial Engineering from Cornell University, and an M.B.A. with a concentration in Finance and Business Policy from The University of Chicago Booth School of Business.
FEMCOPA
Damian M. McIntyre
Damian M. McIntyre, Portfolio Manager, has been the Fund's Portfolio Manager since January 2017 and served as Associate Portfolio Manager since April 2015.
Mr. McIntyre joined Federated in 2008 as an Associate Quantitative Analyst and has been responsible for assisting with the investment process in the Global Equity Area, focusing on Managed Risk strategies. Mr. McIntyre received his B.S., Computational Finance, and an M.B.A. with a concentration in Finance, Economics and Strategy from Carnegie Mellon University.
Ian L. Miller
Ian L. Miller, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2017.
Mr. Miller joined Federated in January 2006 as an Associate Quantitative Analyst. Mr. Miller has received the Chartered Financial Analyst designation and earned a B.S. in Molecular Biology from Clarion University and an M.S. in Biotechnology from The Johns Hopkins University.
FIMCO
Jerome D. Conner
Jerome D. Conner has been the Fund's Portfolio Manager since April 2014.
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Mr. Conner joined Federated in 2002 as an Investment Analyst, responsible for research and competitive analysis in the domestic fixed income area concentrating on high-grade corporate and commercial mortgage-backed securities. He became an Assistant Vice President of the Fund's Co-Adviser in 2004 and a Vice President and Senior Investment Analyst in 2007. Mr. Conner has received the Chartered Financial Analyst designation. Previous associations: Associate, Riggs Capital Partners; Associate, Allied Capital; Relationship Manager, Mellon Bank Corporate Banking Department; Officer, U.S. Marine Corps. B.S., U.S. Naval Academy; M.S., Boston University.
Ihab Salib
Ihab Salib is a Senior Portfolio Manager and Head of the International Fixed Income Group and has been a Portfolio Manager of the Fund since May 2013.
Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund's Co-Adviser. In July 2000, he was named a Vice President and in 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Todd A. Abraham
Todd A. Abraham is the Head of Government/Mortgage-Backed Fixed Income Group and has been a Portfolio Manager of the Fund for the mortgage asset class since February 2003.
Mr. Abraham has been a Senior Portfolio Manager from 2007, Portfolio Manager from 1995 to 2006, a Senior Vice President since 2007 and a Vice President of the Fund's Co-Adviser from 1997 to 2006. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham has received the Chartered Financial Analyst designation and an M.B.A. in Finance from Loyola College.
The Fund invests in an affiliated investment company to gain exposure to noninvestment-grade (high-yield, fixed-income securities). This affiliated investment company is advised by a Co-Adviser. The performance of the Fund is directly affected by the performance of the affiliated investment company in which the Fund invests.
The following individual is a portfolio manager of the affiliated investment company.
Mark E. Durbiano
Mark E. Durbiano has been a Portfolio Manager of the high-income fund since December 1993.
Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Co-Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Co-Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund's investment co-advisory contract provides for payment of an aggregate annual investment advisory fee of 0.75% of the Fund's average daily net assets for all services provided by the Co-Advisers. The Co-Advisers may voluntarily waive a portion of the fee or reimburse the Fund for certain operating expenses. The Co-Advisers and their affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board's review of the Fund's investment co-advisory contract is available in the Fund's annual and semi-annual shareholder reports for the periods ended December 31 and June 30, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
TO BE FILED BY AMENDMENT
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains. The total return information shown in the Financial Highlights table does not reflect the fees and expenses of any separate account that may use the Fund as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.
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This information has been audited by __________, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
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Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 6/30/2017	Year Ended December 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.52	$9.29	$10.54	$11.30	$9.56	$9.22
Income From Investment Operations:
Net investment income[1]	0.19	0.34	0.44	0.54	0.50	0.44
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.58	0.34	(1.20)	(0.12)	1.54	0.77
TOTAL FROM INVESTMENT OPERATIONS	0.77	0.68	(0.76)	0.42	2.04	1.21
Less Distributions:
Distributions from net investment income	(0.40)	(0.45)	(0.44)	(0.38)	(0.30)	(0.29)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	—	—	(0.05)	(0.80)	—	(0.58)
TOTAL DISTRIBUTIONS	(0.40)	(0.45)	(0.49)	(1.18)	(0.30)	(0.87)
Net Asset Value, End of Period	$9.89	$9.52	$9.29	$10.54	$11.30	$9.56
Total Return[2]	8.16%	7.69%	(7.64)%	4.01%	21.74%	13.55%
Ratios to Average Net Assets:
Net expenses	0.83%[4]	0.79%[3]	0.75%[3]	0.76%	0.82%	0.82%
Net investment income	3.85%[4]	3.72%	4.38%	4.99%	4.80%	4.75%
Expense waiver/reimbursement[5]	0.10%[4]	0.14%	0.16%	0.15%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$584,579	$563,745	$631,701	$652,011	$451,067	$235,409
Portfolio turnover	51%	90%	97%	54%	52%	27%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	51%	90%	97%	54%	52%	27%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.75% for the years ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2016, which can be obtained free of charge.
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Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
TO BE FILED BY AMENDMENT
FEDERATED MANAGED VOLATILITY FUND II
ANNUAL EXPENSE RATIO: 1.09%
MAXIMUM FRONT-END SALES CHARGE: N/A
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$111.13	$10,391.00
2	$10,391.00	$519.55	$10,910.55	$115.48	$10,797.29
3	$10,797.29	$539.86	$11,337.15	$119.99	$11,219.46
4	$11,219.46	$560.97	$11,780.43	$124.68	$11,658.14
5	$11,658.14	$582.91	$12,241.05	$129.56	$12,113.97
6	$12,113.97	$605.70	$12,719.67	$134.62	$12,587.63
7	$12,587.63	$629.38	$13,217.01	$139.89	$13,079.81
8	$13,079.81	$653.99	$13,733.80	$145.36	$13,591.23
9	$13,591.23	$679.56	$14,270.79	$151.04	$14,122.65
10	$14,122.65	$706.13	$14,828.78	$156.95	$14,674.85
Cumulative		$5,978.05		$1,328.70
32

An SAI dated April 30, 2018, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your insurance company or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings and distributions), are also available on Federated's website at FederatedInvestors.com.
You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.
Federated Managed Volatility Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-8042
CUSIP 313916108
3113008A (4/17)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Prospectus
April 30, 2018
Share Class	Service

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
A mutual fund seeking to achieve high current income and moderate capital appreciation by investing in both equity and fixed-income securities that have high income potential.
As with all mutual funds, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. They are subject to investment limitations that do not apply to other mutual funds available directly to the general public. Therefore, any comparison of these two types of mutual funds would be inappropriate. This Prospectus should be accompanied by the Prospectuses for such variable contracts.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Fund Summary Information
Federated Managed Volatility Fund II (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to achieve high current income and moderate capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
Note: The table below and the Example that follows it relate exclusively to the Service Shares (S) of the Fund. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. If these had been included, your costs would be higher.
This table describes the fees and expenses that you may pay if you buy and hold S class of the Fund.
Shareholder Fees (fees paid directly from your investment)	S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A
Exchange Fee	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.18%[1,2]
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	1.30%
Fee Waivers and/or Expense Reimbursements[3]	(0.00)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%
1	Because the S Class is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Fund may incur or charge administrative service fees up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the Fund's S class. The Fund's S class will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the “Trustees”).
3	The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's S class (after the voluntary waivers and/or reimbursements) will not exceed 1.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
S class	$132	$412	$713	$1,569
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was XX% of the average value of its portfolio.
1

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential.
The Fund's Co-Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA) (collectively, the “Co-Advisers” and, in certain contexts, “Adviser”). FEMCOPA is primarily responsible for managing the equity portion of the Fund's portfolio, including equity securities and related derivative contracts. FIMCO is primarily responsible for managing the fixed-income portion of the Fund's portfolio, including fixed income securities and related derivative contracts. Fed Global and FEMCOPA work collaboratively and are primarily responsible for implementing a managed volatility strategy that involves managing the Fund's use of equity index futures contracts to adjust the Fund's expected volatility to a target annualized volatility. Fed Global and FEMCOPA also are primarily responsible for determining the allocation of the Fund's portfolio between equity, fixed income and other investments. Each Co-Adviser also may from time to time consult and work collaboratively with, or be informed by the decisions of or information from, one or both of the other Co-Advisers in connection with making certain investment decisions in regards to the Fund's investment strategies and portfolio, in addition to various compliance, operational and administrative matters. While the Co-Advisers may work collaboratively in connection with the management of the Fund's portfolio as described above, under certain circumstances, such as, for example, when certain personnel at another Co-Adviser are not available, a Co-Adviser may make decisions or otherwise act independently from the other Co-Advisers.
Regarding the Fund's equity portfolio, FEMCOPA's process for managing the equity investments will be to over or underweight positions in mid- to large cap value companies based upon the Adviser's quantitative analysis of the securities. The analysis seeks to identify securities likely to have predictable returns based on a number of strategies such as valuation, market sentiment, profitability and capital use. Additionally, FEMCOPA seeks to purchase undervalued stocks that may increase in price as the market recognizes the company's value. The portfolio is constructed and maintained to provide a reasonable trade-off between risk and return.
Regarding the Fund's fixed-income portfolio, FIMCO selects fixed-income investments that offer high current yields. FIMCO expects that these fixed-income investments will primarily be investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. FIMCO continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. FIMCO does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity range. The Fund may buy or sell foreign currencies or foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities in order to hedge or increase or decrease its exposure to foreign interest rate and/or currency markets. When selecting investments for the Fund, FIMCO can invest in securities directly or in other investment companies, including funds advised by FIMCO. At times, the Fund's investment in other funds advised by FIMCO may be a substantial portion of the Fund's portfolio.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.
Regarding the Fund's managed volatility strategy, Fed Global and FEMCOPA will primarily use equity index futures contracts (a type of derivative) to target an annualized volatility level for the Fund of approximately 10%. To implement this target volatility management strategy, Fed Global and FEMCOPA will monitor the forecasted annualized volatility of returns of the entire Fund portfolio, placing a greater weight on recent historical data. It is expected that Fed Global and FEMCOPA will take action to manage the Fund's volatility when the forecasted annualized volatility of the Fund's entire portfolio falls outside of a lower (8%) or an upper (12%) band. The Fund's strategy of managing volatility to a target range seeks to reduce the expected volatility of the Fund's entire portfolio in high volatility environments and to increase the expected volatility of the Fund's entire portfolio in low volatility environments. Fed Global and FEMCOPA believe that the managed volatility strategy may lead to enhanced returns for investors while dampening large swings in the volatility of the Fund's entire portfolio over time. To implement the Fund's managed volatility strategy, Fed Global and FEMCOPA will buy
2

equity index futures contracts (the “Long Equity Index Futures Positions”) in order to seek to raise the Fund's expected volatility level and sell equity index futures contracts (the “Short Equity Index Futures Positions”) to hedge the Fund's entire portfolio and lower the Fund's expected volatility level. Under normal market conditions, Fed Global and FEMCOPA will seek to manage the Fund's investments in equity index futures contracts (or other broad-based U.S. equity futures) such that:
■	The notional value of the Long Equity Index Futures Positions generally will not exceed 60% of the Fund's net asset value at any given time; and
■	The notional value of the Short Equity Index Futures Positions generally will not exceed 40% of the Fund's net asset value at any given time.
Due to these limitations, market conditions, or other factors, the actual or realized volatility of the Fund for any particular period of time may be materially higher or lower than the target level. The volatility of the Fund is a statistical measurement of the frequency and level of changes in the Fund's returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings. The Fund will use Short Equity Index Futures Positions to hedge the Fund's exposure to long equity positions. The Fund may also use other equity futures or interest rate futures for hedging purposes, and may use derivative contracts (such as, for example, options, swaps and futures contracts) and/or hybrid instruments to implement other elements of its investment strategy as more fully described in the Fund's prospectus or SAI. There can be no assurances that the Fund's use of derivative contracts or hybrid instruments will work as intended.
Regarding the composition of the Fund's portfolio, under normal conditions, it is anticipated that approximately 40% of the Fund's assets will be invested directly into equity securities and 60% of the Fund's assets will be invested in fixed-income securities and other investments. Fed Global and FEMCOPA may vary this allocation by +/- 10% for each asset class depending upon their economic and market outlook, as well as a result of favorable investment opportunities. The managed volatility strategy described in the previous paragraph may cause the Fund's effective exposure to the equity asset class to be greater or less than the level of its direct investments in equity securities. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. In addition to the other risks of investing in the Fund, the managed volatility strategy will also expose the Fund to leverage risk and the risks of investing in derivative contracts.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential further changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■	Risk of Managed Volatility Strategy. There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns. The Fund's managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed if the Fund's investment program consisted only of holding securities directly. For example, the value of the Long Equity Index Futures Positions (which generally will be up to 60% of the Fund's net asset value) may decline in value due to a decline in the level of the equity index futures, while the value of the Short Equity Index Futures Position (which generally will be up to 40% of the Fund's net asset value) may decline in value due to an increase in the level of the equity index futures.
3

The Fund will use Short Equity Index Futures Positions to hedge the Fund's long equity exposure. The Fund's losses on a Short Equity Index Futures Position could theoretically be unlimited as there is no limit as to how high the equity index futures can appreciate in value. However, such losses would tend to be offset by the appreciation of the Fund's equity holdings. The use by the Fund of Short Equity Index Futures Positions to hedge the Fund's long exposure and manage volatility within a target may not be successful.
Additionally, the Long Equity Index Futures Positions are not being held to hedge the value of the Fund's direct investments in equity securities and, as a result, these futures contracts may decline in value at the same time as the Fund's direct investments in equity securities. The Fund's managed volatility strategy also exposes shareholders to leverage risk and the risks of investing in derivative contracts.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Counterparty Credit Risk. Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Asset Allocation Risk. The Fund intends to invest in a diversified mix of asset classes to seek to manage its investment risk. The Fund's investment results will suffer if it increases allocations to a particular asset class and such asset class decreases in market value, or if it reduces allocations to a particular asset class and such asset class increases in value. This risk is in addition to the market risks associated with each of the Fund's investments. In certain conditions, the Fund may employ risk management strategies. No risk management strategies can eliminate the Fund's exposure to adverse events; at best, they can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program. There can be no guarantee that the Adviser will be successful in their attempts to manage the risk exposure of the Fund.
■	Risk Related to Investing for Value. The Fund generally uses a “value” style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
■	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. Trading opportunities are more limited for collateralized mortgage obligations that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
■	Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade (also known as “junk bonds”) may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, or industry or economic trends and developments. may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.
4

■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Risk of Foreign Investing. Because the Fund may invest in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in Emerging Markets Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economics.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchanged traded) that has the same investment objectives, strategies and policies. ETFs may also be subject to risks that do not apply to conventional funds, such as the market price of an ETF's shares may trade above or below their net asset value.
■	Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole.
■	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■	Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■	Short Selling Risk. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance.
■	Technology Risk. The Co-Advisers use various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
5

Performance: Bar Chart and Table
TO BE FILED BY AMENDMENT
Risk/Return Bar Chart
The Fund's S class will commence operations on or about April 26, 2018. For the periods prior to the commencement of operations of the Fund's S class, the performance information shown below is for the Fund's Primary (P) class. The performance of the P class has not been adjusted to reflect the expenses applicable to the S class. The total returns of the S class would have been substantially similar to the annual returns for the P class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses. It is anticipated that the expenses of the S class will be higher than those of the P class; accordingly, the performance of the S class is anticipated to be lower than the performance of the S class.
The bar chart and performance table below reflect historical data for the Fund's S class and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's S class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.

The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's S class highest quarterly return was 11.90% (quarter ended June 30, 2009). Its lowest quarterly return was (13.07)% (quarter ended December 31, 2008).
TO BE UPDATED BY AMENDMENT
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's S class.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
S class:
Return Before Taxes	X.XX%	X.XX%	X.XX%
Blended Index[1] (reflects no deduction for fees, expenses or taxes)	X.XX%	X.XX%	X.XX%
Standard & Poor's 500 Index[2] (reflects no deduction for fees, expenses or taxes)	X.XX%	X.XX%	X.XX%
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)	X.XX%	X.XX%	X.XX%
1	The Blended Index is comprised of 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund's adviser has elected to change the Blended Index from 40% Russell 1000® Value Index/20% Bloomberg Barclays Emerging Markets USD Aggregate Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays Mortgage Backed Securities Index the JPMorgan Global (ex-U.S.) Government Index to 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index to reflect the Fund's current investment strategy of the fixed income portion of the portfolio. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
2	The Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
6

Fund Management
The Fund's Investment Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA).
Fed Global
James P. Gordon, Jr., Senior Portfolio Manager, has been the Fund's portfolio manager since August 2014.
FEMCOPA
Damian M. McIntyre, Portfolio Manager, has been the Fund's portfolio manager since January 2017, and served as associate portfolio manager since April 2015.
Ian Miller, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2017.
FIMCO
Jerome D. Conner, Portfolio Manger, has been the Fund's portfolio manager since April 2014.
Mark E. Durbiano, Senior Portfolio Manager, has been the high-yield affiliated fund's portfolio manager since December 1993.
Ihab Salib, Senior Portfolio Manager, has been a portfolio manager of the Fund since May 2013.
Todd A. Abraham, Senior Portfolio Manager, has been a porfolio manager of the Fund since February 2003.
PURCHASE AND SALE OF FUND SHARES
Shares are used solely as an investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.
Shares of the Fund can be purchased or redeemed by participating insurance companies on any day the New York Stock Exchange (NYSE) is open.
Tax Information
The Fund expects, based on its investment objectives and strategies, that its distributions, if any, will consist of ordinary income, capital gains or some combination of both. Because shares of the Fund must be purchased through variable annuity contracts or variable life insurance contracts, such distribution will be exempt from current taxation if left to accumulate within the variable contract. You should ask your own tax advisor for more information on your own tax situation, including possible state or local taxes.
Payments to Insurance companies or qualifying dealers
Fund Shares are generally available only through participating insurance companies offering variable annuity contracts and variable life insurance policies. Life insurance policies and variable annuities are generally purchased through a broker-dealer or other financial intermediary. The Fund and/or its related companies may make payments to the participating insurance companies for services; some of the payments may go to broker-dealers and other intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the participating insurance companies' decision to include the Fund as an underlying investment option in a variable contract. Ask your salesperson or visit your financial intermediary's website for more information.
What are the Fund's Investment Strategies?
The Fund's investment objective is to achieve high current income and moderate capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal strategies. The Fund pursues its investment objectives by investing in equity and fixed-income securities that have high income potential, and overlaying a managed volatility strategy, as described below. The Fund's portfolio will normally be invested in stocks, bonds, futures contracts, as well as certain other permitted investments. The Fund may also invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. A description of the various types of securities and other investments in which the Fund principally invests, and their risks, immediately follows this strategy section.
The Fund's Co-Advisers are Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA). FEMCOPA is primarily responsible for managing the equity portion of the Fund's portfolio, including equity securities and related derivative contracts. FIMCO is primarily responsible for managing the fixed-income portion of the Fund's portfolio, including fixed-income securities and related derivative contracts. Fed Global and FEMCOPA work collaboratively and are
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primarily responsible for implementing a managed volatility strategy that involves managing the Fund's use of equity index futures contracts to adjust the Fund's expected volatility to a target annualized volatility. Fed Global and FEMCOPA also are primarily responsible for determining the allocation of the Fund's portfolio between equity, fixed income and other investments. Each Co-Adviser also may from time to time consult and work collaboratively with, or be informed by the decisions of or information from, one or both of the other Co-Advisers in connection with making certain investment decisions in regards to the Fund's investment strategies and portfolio, in addition to various compliance, operational and administrative matters. While the Co-Advisers may work collaboratively in connection with the management of the Fund's portfolio as described above, under certain circumstances, such as, for example, when certain personnel at another Co-Adviser are not available, a Co-Adviser may make decisions or otherwise act independently from the other Co-Advisers.
The Co-Advisers actively manage the Fund's portfolio by seeking to provide shareholders with higher current income and less volatility than would normally be available from a portfolio invested entirely in equities. The Fund seeks to provide, in a single portfolio, substantially all of the active management opportunities consistent with its investment objective in balancing income opportunities and risk across equity and fixed-income markets and sectors, and in selecting securities within equity and fixed-income market sectors. The performance of the Fund should be evaluated over longer periods of time. Even small differences in shorter time periods for comparison can have a substantial impact on returns. For example, the so-called “value premium” (the historical outperformance of value stocks over growth stocks) occurs only over longer time periods. The Fund's fixed-income portfolio will be invested primarily to maximize total return which consists of income and capital appreciation.
Regarding the Fund's equity portfolio, FEMCOPA's process for managing the equity investments will be to over or underweight positions in mid- to large cap value companies based upon the Adviser's quantitative analysis of the securities. The analysis seeks to identify securities likely to have predictable returns based on a number of strategies such as valuation, market sentiment, profitability and capital use. Additionally, FEMCOPA seeks to purchase undervalued stocks that may increase in price as the market recognizes the company's value. The portfolio is constructed and maintained to provide a reasonable trade-off between risk and return.
Regarding the Fund's fixed income portfolio, FIMCO's process for selecting fixed-income investments begins by allocating the fixed-income portion of the Fund's portfolio among primarily the following categories of the fixed-income market: investment-grade debt issues; domestic noninvestment-grade debt securities; and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. Historically, these three categories have both offered higher current yields than U.S. government securities and had a low correlation of returns. Therefore, FIMCO continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to each category, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles while using the low correlation of returns to reduce portfolio risk. FIMCO does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity or duration.
The selection of individual fixed-income securities involves an approach that is specific to each category of securities and that relates, in part, to the risks inherent in the underlying sectors that comprise each category. These risks include credit risk, interest rate risk, currency risk and risks of foreign investing. The following are examples of the analyses used by FIMCO to select securities:
■	FIMCO employs a fundamental analysis to determine the best debt securities within specific credit quality constraints. For investments in corporate issuers, FIMCO analyzes the business, competitive position and general financial condition of the issuer to determine whether a security's credit risk is commensurate with its potential return. The Fund may also invest in U.S. government and mortgage-backed securities when it believes those securities offer better relative value than investment-grade corporate debt securities.
■	Noninvestment-grade debt issues (also known as “junk bonds” or “high-yield bonds”) have higher yields than investment-grade issues. FIMCO attempts to select high-yield bonds that offer superior potential returns for the default risks being assumed.
When selecting investments for the Fund, FIMCO can invest in securities directly or in other investment companies, including funds advised by FIMCO. These funds may include funds which are not available for general investment by the public. The investment companies in which the Fund invests are managed independently of the Fund and may incur additional expenses. At times, the Fund's investment in other funds advised by FIMCO may be a substantial portion of the Fund's portfolio.
The Fund invests in both foreign government and foreign debt obligations, which may be denominated in either foreign currency or U.S. dollars. The issuers of these securities may be located in either emerging or developed markets. Investors in emerging market debt securities receive higher yields as compensation for assuming the higher credit risks of the issuers or other market risks of investing in emerging market countries. Historically, returns of emerging market debt securities have had low correlation with the returns of both lower-rated debt securities issued by corporations in the United States (high-yield bonds) and investment-grade securities of developed market countries. As a result, the addition of these securities to
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the portfolio may reduce portfolio risk and still provide the benefits of higher average portfolio returns over longer periods of time. There is no assurance that this relatively low correlation of returns will continue in the future. The Fund may buy or sell foreign currencies or foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities in order to hedge or increase or decrease its exposure to foreign interest rate and/or currency markets.
Under normal conditions, FIMCO anticipates allocating investments among the following three fixed-income asset classes: high-quality investment-grade debt; domestic noninvestment grade debt (commonly called “junk” or “high-yield” bonds); and foreign investment-grade and noninvestment-grade debt. The Fund limits the amount that it may invest in a single fixed-income class up to 30% of Fund assets, except for high-quality, investment-grade, fixed-income investments, in which the Fund may invest up to 60% of its assets (and a minimum 10% of its assets).
Regarding the Fund's managed volatility strategy, Fed Global and FEMCOPA will primarily use U. S. equity index futures contracts (a type of derivative) to target an annualized volatility level for the Fund of approximately 10%. To implement this target volatility management strategy, Fed Global and FEMCOPA will monitor the forecasted annualized volatility of returns of the entire Fund portfolio, placing a greater weight on recent historical data. It is expected that Fed Global and FEMCOPA will take action to manage the Fund's volatility when the forecasted annualized volatility of the Fund's entire portfolio falls outside of a lower (8%) or an upper (12%) band. The Fund's strategy of managing volatility to a target range seeks to reduce the expected volatility of the Fund's entire portfolio in high volatility environments and to increase the expected volatility of the Fund's entire portfolio in low volatility environments. Fed Global and FEMCOPA believe that the managed volatility strategy may lead to enhanced returns for investors while dampening large swings in the volatility of the Fund's entire portfolio over time. To implement the Fund's managed volatility strategy, Fed Global and FEMCOPA will buy equity index futures contracts (the “Long Equity Index Futures Positions”) in order to seek to raise the Fund's expected volatility level and sell equity index futures contracts (the “Short Equity Index Futures Positions”) to hedge the Fund's entire portfolio and lower the Fund's expected volatility level. Under normal market conditions, Fed Global and FEMCOPA will seek to manage the Fund's investments in equity index futures contracts (or other broad-based equity index futures) such that:
■	The notional value of the Long Equity Index Futures Positions generally will not exceed 60% of the Fund's net asset value at any given time; and
■	The notional value of the Short Equity Index Futures Positions generally will not exceed 40% of the Fund's net asset value at any given time.
Due to these limitations, market conditions or other factors, the actual or realized volatility of the Fund for any particular period of time may be materially higher or lower than the target level. The volatility of the Fund is a statistical measurement of the frequency and level of changes in the Fund's returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings. The Fund will use Short Equity Index Futures Positions to hedge the Fund's exposure to long equity positions. The Fund may also use other equity index futures or interest rate futures for hedging purposes.
Regarding the composition of the Fund's portfolio, the Co-Advisers divide the Fund's portfolio between equity and fixed-income investments to provide less volatility than a portfolio would be if invested entirely in equities. Fed Global and FEMCOPA then adjust the initial allocation based on their expectations for the performance and risk of the stocks and bonds in which the Fund invests while taking into consideration the Fund's objective of emphasizing total return. Under normal conditions, it is anticipated that approximately 40% of the Fund's assets will be invested in equity securities and 60% of the Fund's assets will be invested in fixed-income securities and other investments. Fed Global and FEMCOPA may vary this allocation by +/-10% for each asset class depending upon its economic and market outlook, as well as a result of favorable investment opportunities. The Fund's managed volatility strategy may cause its effective exposure to the equity asset class to be greater or less than the level of its direct investments in equity securities. In addition to the other risks of investing in the Fund, the managed volatility strategy will expose the Fund to leverage risk and the risks of investing in derivative contracts.
Each Co-Adviser also may use the equity and interest rate futures discussed above, and/or other derivative contracts and/or hybrid instruments, to implement elements of its investment strategy. The types of derivative contracts the Fund may use include, among others, futures, options and swaps. For example, a Co-Adviser may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, a Co-Adviser may use derivative contracts in an attempt to:
■	increase or decrease the effective duration of the Fund portfolio;
■	obtain premiums from the sale of derivative contracts;
■	realize gains from trading a derivative contract; or
■	hedge against potential losses.
There can be no assurance that a Co-Adviser's use of derivative contracts or hybrid instruments will work as intended.
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Portfolio Turnover
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is more likely to result in short-term capital gain/loss. Short-term gains are generally taxed at a higher rate than long-term gains. Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives. Additionally, although an annualized volatility level of 10% is normally targeted for the Fund, the Co-Advisers under certain market conditions may target a lower volatility level for the Fund.
What are the Fund's Principal Investments?
The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.
The following describes the equity securities in which the Fund principally invests.
Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may treat such redeemable preferred stock as a fixed-income security.
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following describes the fixed-income securities in which the Fund principally invests:
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
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Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risk, it does not eliminate it entirely or reduce other risks.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.
In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital-securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, credit risk, liquidity risk and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.
Mortgage-Backed Securities (A Type of Fixed-Income Security)
A mortgage-backed security (MBS) is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interests are issued by a trust and represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.
The MBS acquired by the Fund could be secured by fixed-rate mortgages, adjustable rate mortgages or hybrid adjustable rate mortgages. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. A hybrid adjustable rate mortgage (“hybrid ARM”) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a “5/1 ARM” refers to a mortgage with a five-year, fixed-interest rate period, followed by 25 annual interest rate adjustment periods.
Investments in MBS expose the Fund to interest rate, prepayment and credit risks.
Credit Enhancement
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
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Convertible Securities
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
FOREIGN SECURITIES
Foreign securities are securities of issuers based outside the United States. To the extent a Fund invests in securities included in its applicable broad-based securities market index, the Fund may consider an issuer to be based outside the United States if the applicable index classifies the issuer as based outside the United States. Accordingly, the Fund may consider an issuer to be based outside the United States if the issuer satisfies at least one, but not necessarily all, of the following:
■	it is organized under the laws of, or has its principal office located in, another country;
■	the principal trading market for its securities is in another country;
■	it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country; or
■	it is classified by an applicable index as based outside the United States.
Foreign securities may be denominated in foreign currencies or in U. S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.
ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)
ADRs, which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.
Foreign Government Securities (A Type of Foreign Fixed-Income Security)
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks. The Fund may use both spot trades and currency derivatives to increase or decrease its exposure to foreign interest rate and/or currency markets.
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Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund's ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “collateral”).
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
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Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps and credit default swaps.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
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Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund's principal investments. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.
Stock Market Risk
The value of equity securities in the Fund's portfolio will rise and fall over time. These fluctuations could be a sustained trend or a drastic movement. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The reporting of poor results by a company, the restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
INTEREST RATE RISK
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate loans and securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate loans and securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline.
Risk of Managed Volatility Strategy
There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns. The Fund's managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed if the Fund's investment program consisted only of holding securities directly. For example, the value of the Long Equity Index Futures Positions (which generally will be up to 60% of the Fund's net asset value) may decline in value due to a decline in the level of the equity index futures, while the value of the Short Equity Index Futures Position (which generally will be up to 40% of the Fund's net asset value) may decline in value due to an increase in the level of the equity index futures.
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The Fund will use Short Equity Index Futures Positions to hedge the Fund's long equity exposure. The Fund's losses on a Short Equity Index Futures Position could theoretically be unlimited as there is no limit as to how high the equity index futures can appreciate in value. However, such losses would tend to be offset by the appreciation of the Fund's equity holdings. The use by the Fund of Short Equity Index Futures Positions to hedge the Fund's long exposure and manage volatility within a target may not be successful.
Additionally, the Long Equity Index Futures Positions are not being held to hedge the value of the Fund's direct investments in equity securities and, as a result, these futures contracts may decline in value at the same time as the Fund's direct investments in equity securities.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Fifth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Sixth, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as stock market, interest rate, credit, currency, .
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
Counterparty Credit Risk
Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Mid-Cap Company Risk
The Fund may invest in mid-capitalization (or “mid-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile and they face greater risk of business failure, compared to larger, more established companies, which could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
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Large-Cap Company Risk
The Fund may invest in large-capitalization (or “large-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
Risk Associated with Noninvestment-Grade Securities
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
RISK RELATED TO THE ECONOMY
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund's performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities, on a large scale. This may increase redemptions from funds that hold large amounts of certain securities and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds are sensitive to changes in the economy.
Prepayment Risk
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding mortgage-backed securities.
For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities.
Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
RISK OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
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Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.
Risk of Investing in Emerging Market Countries
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging markets economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Currency Risk
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempt to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.
Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund's investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund's Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund's investments denominated in such country's or region's currency to additional risks.
eurozone Related risk
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.
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Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. In June 2016, the United Kingdom (U.K.) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets and heightened risk of continued worldwide economic volatility. As a result of Brexit, there is considerable uncertainty as to the arrangements that will apply to the U.K.'s relationship with the EU and other countries leading up to, and following, its withdrawal. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the U.K.'s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, Brexit can create actual or perceived additional economic stresses for the U.K., including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and possible declines in business and consumer spending as well as foreign direct investment.
Exchange-Traded Funds Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
SECTOR RISK
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
Quantitative MOdeling Risk
The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may be different than expected and may negatively affect Fund performance for a variety of reasons. For example, human judgment plays a role in building, utilizing, testing and modifying the financial algorithms and formulas used in these models. Additionally, the data, which is typically supplied by third parties, can be imprecise or become stale due to new events or changing circumstances. Market performance can be affected by non-quantitative factors (for example, investor fear or over-reaction or other emotional considerations) that are not easily integrated into quantitative analysis.
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technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding.
Shares can be purchased or redeemed by participating insurance companies any day the NYSE is open.
When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.
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Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.
How is the Fund Sold?
The Fund offers the following Share classes: Primary Shares (P) and Service Shares (S), each representing interests in a single portfolio of securities. This Prospectus relates only to the S class. All Share classes have different expenses which affect their performance. Contact your insurance company or call 1-800-341-7400 for more information concerning the other class.
The Fund's Distributor, Federated Securities Corp. (the “Distributor”), markets the Shares described in this Prospectus to insurance companies as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).
A shareholder in the Fund's Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Payments to Insurance Companies
The Fund and its affiliated service providers may pay fees as described below for services provided to the Fund.
RULE 12b-1 FEES
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% to the Distributor for the sale, distribution, administration and customer servicing of the Fund's S class. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers select the Shares as part of their variable contracts. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.
ADMINISTRATIVE sERVICE FEES
The Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts. The Fund has no present intention of paying, accruing or incurring any such fee until such time as approved by the Fund's Board of Trustees.
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ADditional payments
The Distributor may pay out of its own resources amounts to certain insurance companies that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the insurance company or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all insurance companies receive such payments, and the amount of compensation may vary by insurance company. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the insurance company sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the insurance company; or the Fund's and/or other Federated funds' relationship with the insurance company. These payments may be in addition to payments, as described above, made by the Fund to the insurance company. In connection with these payments, the insurance company may elevate the prominence or profile of the Fund and/or other Federated funds within the insurance company's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the insurance company's organization. You can ask your insurance company for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees it charges.
How to Purchase and Redeem Shares
Shares are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Fund only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.
Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives your order from the participating insurance company in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.
Redemption proceeds normally are wired or mailed within one business day after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “Limitations on Redemption Proceeds”).
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■	Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■	Committed Line of Credit. The Fund participates with certain other Federated funds, on a joint basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■	Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Fund's portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund's Board, which generally include distributions of a pro rata share of the Fund's portfolio assets.
LIMITATIONS ON REDEMPTION PROCEEDS
Unless provided otherwise in applicable variable annuity contracts, redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■	During periods of market volatility;
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■	When a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
■	When the NYSE is closed, other than customary weekend and holiday closings;
■	When trading on the NYSE is restricted, as determined by the SEC; or
■	In which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Investors, Inc. will not be responsible for losses that result from unauthorized transactions, unless Federated does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using Federated's Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person's name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Investors' privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through Federated Investors' website.
Account and Share Information
DIVIDENDS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
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Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
TAX INFORMATION
The Fund intends to comply with the diversification requirements imposed on variable contracts by the Internal Revenue Code and corresponding regulations. If the Fund fails to comply with these requirements, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions) and increase brokerage and administrative costs. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated. This may be particularly likely where a Fund invests in high-yield securities or securities priced in foreign markets.
The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuations procedures are intended in part to discourage short-term trading by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund monitors trading in Fund Shares in an effort to identify potential disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Because the Fund's Shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not in a position to determine directly whether a separate account's purchase or sale of Fund Shares on any given day represents transactions by a single or multiple investors. It is also not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, where trading activity in an insurance company separate account exceeds the monitoring limits, the Fund will request the insurance company to provide information on individual investor trading activity, and if such information is provided and if it is determined from this information that an investor has engaged in excessive short-term trading, the Fund will ask that the investor be prohibited from further purchases of Fund Shares. There can be no assurance that an insurance company will cooperate in prohibiting an investor from further purchases of Fund Shares, and there may be contractual limits on its ability to do so.
The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders will mean that these restrictions may not be able to be applied uniformly in all cases.
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Please refer to the prospectus for your variable insurance product contract to determine what policies or procedures may have been adopted by your insurance company to discourage frequent or short-term trading of the Fund and the other variable investment options offered under your contract. Whatever policies and procedures may have been adopted by your insurance company to discourage frequent or short-term trading, please note that the Fund is also used as an investment option for variable product contracts of other insurance companies. These other insurance companies may not have adopted policies and procedures to discourage frequent or short-term trading or may have different policies and procedures than those described in your variable insurance product prospectus.
To the extent that the policies and procedures of the Fund and/or participating insurance companies are not effective in discouraging frequent trading of Fund Shares, such trading may have the adverse consequences discussed above for the Fund and its long-term Shareholders. No matter how the Fund or a participating insurance company defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 equity and fixed-income holdings, a percentage breakdown of the portfolio by asset class and a percentage breakdown of the equity portfolio by sector.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Co-Advisers. The Co-Advisers manage the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Co-Advisers, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Co-Advisers. Federated Investors (UK) LLP (Federated UK), an affiliate of the Co-Advisers, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe), and certain non-discretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers, to the Co-Advisers for use by the Co-Advisers in their discretion. The fee for the FASC and Federated UK services is paid by the Co-Advisers and not by the Fund.
The address of Fed Global is 101 Park Avenue, 41st Floor, New York, NY 10178. The address of each of FASC, FIMCO and FEMCOPA is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated UK is Liberty House, 222 Regent Street, London, United Kingdom W1B 5TR.
The Co-Advisers collectively provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets. The responsibilities of each Co-Adviser will be based on the expertise and experience of the Fund portfolio manager(s) employed by the Co-Adviser, who may share responsibilities for certain aspects of the Fund's investment program.
The Co-Advisers and other subsidiaries of Federated advise approximately 108 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $397.6 billion in assets as of December 31, 2017. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
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Fed Global advises approximately 12 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $11.9 billion in assets as of December 31, 2017.
FIMCO advises approximately 76 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $237.0 billion in assets as of December 31, 2017.
FEMCOPA advises approximately 18 equity mutual funds (including sub-advised funds) which totaled approximately $23.0 billion in assets as of December 31, 2017.
PORTFOLIO MANAGEMENT INFORMATION
Fed Global
James P. Gordon, Jr.
James P. Gordon, Jr., Senior Portfolio Manager has been the Fund's portfolio manager since August 2014.
Mr. Gordon joined Federated in September 2002 as Head of Quantitative Research and Analysis and has been a Vice President of the Fund's Co-Adviser since January 2008. Previously, he was Vice President and Head of Quantitative Research for U.S. Equity at J.P. Morgan Investment Management, having joined as an analyst in April 1992. Mr. Gordon has received the Chartered Financial Analyst designation, and earned a B.S., Applied and Engineering Physics, and a M. Eng., Operations Research and Industrial Engineering from Cornell University, and an M.B.A. with a concentration in Finance and Business Policy from The University of Chicago Booth School of Business.
FEMCOPA
Damian M. McIntyre
Damian M. McIntyre, Portfolio Manager, has been the Fund's Portfolio Manager since January 2017 and served as Associate Portfolio Manager since April 2015.
Mr. McIntyre joined Federated in 2008 as an Associate Quantitative Analyst and has been responsible for assisting with the investment process in the Global Equity Area, focusing on Managed Risk strategies. Mr. McIntyre received his B.S., Computational Finance, and an M.B.A. with a concentration in Finance, Economics and Strategy from Carnegie Mellon University.
Ian L. Miller
Ian L. Miller, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2017.
Mr. Miller joined Federated in January 2006 as an Associate Quantitative Analyst. Mr. Miller has received the Chartered Financial Analyst designation and earned a B.S. in Molecular Biology from Clarion University and an M.S. in Biotechnology from The Johns Hopkins University.
FIMCO
Jerome D. Conner
Jerome D. Conner has been the Fund's Portfolio Manager since April 2014.
Mr. Conner joined Federated in 2002 as an Investment Analyst, responsible for research and competitive analysis in the domestic fixed income area concentrating on high-grade corporate and commercial mortgage-backed securities. He became an Assistant Vice President of the Fund's Co-Adviser in 2004 and a Vice President and Senior Investment Analyst in 2007. Mr. Conner has received the Chartered Financial Analyst designation. Previous associations: Associate, Riggs Capital Partners; Associate, Allied Capital; Relationship Manager, Mellon Bank Corporate Banking Department; Officer, U.S. Marine Corps. B.S., U.S. Naval Academy; M.S., Boston University.
Ihab Salib
Ihab Salib is a Senior Portfolio Manager and Head of the International Fixed Income Group and has been a Portfolio Manager of the Fund since May 2013.
Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund's Co-Adviser. In July 2000, he was named a Vice President and in 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Todd A. Abraham
Todd A. Abraham is the Head of Government/Mortgage-Backed Fixed Income Group and has been a Portfolio Manager of the Fund for the mortgage asset class since February 2003.
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Mr. Abraham has been a Senior Portfolio Manager from 2007, Portfolio Manager from 1995 to 2006, a Senior Vice President since 2007 and a Vice President of the Fund's Co-Adviser from 1997 to 2006. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham has received the Chartered Financial Analyst designation and an M.B.A. in Finance from Loyola College.
The Fund invests in an affiliated investment company to gain exposure to noninvestment-grade (high-yield, fixed-income securities). This affiliated investment company is advised by a Co-Adviser. The performance of the Fund is directly affected by the performance of the affiliated investment company in which the Fund invests.
The following individual is a portfolio manager of the affiliated investment company.
Mark E. Durbiano
Mark E. Durbiano has been a Portfolio Manager of the high-income fund since December 1993.
Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Co-Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Co-Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund's investment co-advisory contract provides for payment of an aggregate annual investment advisory fee of 0.75% of the Fund's average daily net assets for all services provided by the Co-Advisers. The Co-Advisers may voluntarily waive a portion of the fee or reimburse the Fund for certain operating expenses. The Co-Advisers and their affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board's review of the Fund's investment co-advisory contract is available in the Fund's annual and semi-annual shareholder reports for the periods ended December 31 and June 30, respectively.
Financial Information
TO BE FILED BY AMENDMENT
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains. The total return information shown in the Financial Highlights table does not reflect the fees and expenses of any separate account that may use the Fund as its underlying investment medium or of any variable insurance contract that may be funded in such a separate account. If these fees and expenses were included, the total return figures for all periods shown would be reduced.
This information has been audited by____________, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
As the S class first fiscal year will end on December 31, 2018, audited fiscal year end information is not available as of the date of this prospectus. The Financial Highlights presented in this Prospectus are for the Fund's P class and are for illustrative purposes only. Please note, however, that the S class is subject to different fees and expenses than the P class, and therefore the financial performance of the two share classes may differ accordingly.
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TO BE FILED BY AMENDMENT
28

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 6/30/2017	Year Ended December 31,
		2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.52	$9.29	$10.54	$11.30	$9.56	$9.22
Income From Investment Operations:
Net investment income[1]	0.19	0.34	0.44	0.54	0.50	0.44
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.58	0.34	(1.20)	(0.12)	1.54	0.77
TOTAL FROM INVESTMENT OPERATIONS	0.77	0.68	(0.76)	0.42	2.04	1.21
Less Distributions:
Distributions from net investment income	(0.40)	(0.45)	(0.44)	(0.38)	(0.30)	(0.29)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	—	—	(0.05)	(0.80)	—	(0.58)
TOTAL DISTRIBUTIONS	(0.40)	(0.45)	(0.49)	(1.18)	(0.30)	(0.87)
Net Asset Value, End of Period	$9.89	$9.52	$9.29	$10.54	$11.30	$9.56
Total Return[2]	8.16%	7.69%	(7.64)%	4.01%	21.74%	13.55%
Ratios to Average Net Assets:
Net expenses	0.83%[4]	0.79%[3]	0.75%[3]	0.76%	0.82%	0.82%
Net investment income	3.85%[4]	3.72%	4.38%	4.99%	4.80%	4.75%
Expense waiver/reimbursement[5]	0.10%[4]	0.14%	0.16%	0.15%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$584,579	$563,745	$631,701	$652,011	$451,067	$235,409
Portfolio turnover	51%	90%	97%	54%	52%	27%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	51%	90%	97%	54%	52%	27%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.75% for the years ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 2016, which can be obtained free of charge.
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Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus: (1) may not reflect any fee waiver or expense reimbursement currently in effect; and (2) does not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies in connection with any variable annuity or variable life insurance contract which, if included, would make your costs higher). Variable investment option returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
TO BE FILED BY AMENDMENT
FEDERATED MANAGED VOLATILITY FUND II- S CLASS
ANNUAL EXPENSE RATIO: 1.30%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$132.41	$10,370.00
2	$10,370.00	$518.50	$10,888.50	$137.30	$10,753.69
3	$10,753.69	$537.68	$11,291.37	$142.38	$11,151.58
4	$11,151.58	$557.58	$11,709.16	$147.65	$11,564.19
5	$11,564.19	$578.21	$12,142.40	$153.12	$11,992.07
6	$11,992.07	$599.60	$12,591.67	$158.78	$12,435.78
7	$12,435.78	$621.79	$13,057.57	$164.66	$12,895.90
8	$12,895.90	$644.80	$13,540.70	$170.75	$13,373.05
9	$13,373.05	$668.65	$14,041.70	$177.07	$13,867.85
10	$13,867.85	$693.39	$14,561.24	$183.62	$14,380.96
Cumulative		$5,920.20		$1,567.74
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An SAI dated April 30, 2018, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your insurance company or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings and distributions), are also available on Federated's website at FederatedInvestors.com.
You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.
Federated Managed Volatility Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-8042
CUSIP 313916744
Q452470 (XX/XX)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
Statement of Additional Information
April 30, 2018
Share Class	Primary	Service

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectuses for Federated Managed Volatility Fund II (“Fund”), dated April 30, 2018.
This SAI incorporates by reference the Fund's Annual Report. Obtain the Prospectuses or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
11	Investment Risks
14	Investment Objective and Investment Limitations
16	What Do Shares Cost?
18	Mixed Funding and Shared Funding
18	How is the Fund Sold?
21	Purchases In-Kind
21	Subaccounting Services
21	Redemption In-Kind
21	Massachusetts Partnership Law
22	Account and Share Information
22	Tax Information
23	Who Manages and Provides Services to the Fund?
41	Financial Information
41	Investment Ratings
46	Addresses
47	Appendix
Federated Managed Volatility Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
3113008B (4/18)
Federated is a registered trademark
of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

How is the Fund Organized?
The Fund is a diversified portfolio of Federated Insurance Series (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on September 15, 1993. The Trust may offer separate series of shares representing interests in separate portfolios of securities. Effective December 2, 2011, the Fund changed its name from Federated Capital Income Fund II to Federated Managed Volatility Fund II.
The Board of Trustees (the “Board”) has established two classes of shares of the Fund, known as Primary Shares and Service Shares (“Shares”). This SAI relates to both share classes. The Fund's investment co-advisers are Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers” and, in certain contexts, “Adviser”). The Co-Advisers are registered with the Commodity futures Trading Commission (CFTC) as a “commodity pool operator” with respect to their operation of the Fund.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund's Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the “exercise price”) by a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.
Demand Instruments (A Type of Tax-Exempt Security)
Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.
Municipal Securities (A Fixed-Income Security)
Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.
Collateralized Mortgage Obligations (A Type of Mortgage-Backed Security)
CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of Mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.
Sequential CMOS (A Type of CMO)
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes Types of CMOs)
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.
IOs and POs (Types of CMOs)
CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.
Floaters and Inverse Floaters (Types of CMOs)
Another variant allocates interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index such as The London Interbank Offer Rate (LIBOR). The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.
Z Classes and Residual Classes (Types of CMOs)
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.
Non-Governmental Mortgage-Backed Securities (A Type of Mortgage-Backed Security)
Non-governmental mortgage-backed securities (including non-governmental CMOs) are issued by private entities, rather than by U.S. government agencies. The non-governmental mortgage-backed securities in which the Fund invests will be treated as mortgage related asset-backed securities. These securities involve credit risks and liquidity risks. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments.
Asset-Backed Securities (A Fixed-Income Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Like CMOs, asset-backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.
Zero-Coupon Securities (A Fixed-Income Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero-coupon security.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as “coupon stripping.” In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Bank Instruments (A Fixed-Income Security)
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
Insurance Contracts (A Fixed-Income Security)
Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.
Foreign Corporate Debt Instruments
The Fund will also invest in high yield debt instruments of foreign corporations. Notes, bonds, debentures, loans and commercial paper are the most prevalent types of corporate debt securities.
The credit risks of corporate debt instruments vary widely among issuers. The credit risk of an issuer's debt instrument may also vary based on its priority for repayment. For example, higher ranking (“senior”) debt instruments have a higher priority than lower ranking (“subordinated”) debt instruments. This means that the issuer might not make payments on subordinated debt instruments while continuing to make payments on senior debt instruments. In addition, in the event of bankruptcy, holders of senior debt instruments may receive amounts otherwise payable to the holders of subordinated debt instruments.
Loan Instruments (A Fixed-Income Security)
The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.
Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods, or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). Types of trade finance related loans include, but are not limited to, structured finance transactions, pre-export/import finance transactions, project financing and forfaiting transactions.
Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower's ability to repay the loan will be dependent on the borrower's ability to sell, and the purchaser's ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.
The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).
The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g., standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.

Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund's board.
Loan Assignments (A Type of Loan Instrument)
The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Loan Participations (A Type of Loan Instrument)
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.
The fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.
When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the Fund to the risks of noninvestment-grade securities.
Floating Rate Loans
Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.
Lower-Rated, Debt Instruments
Lower-rated debt instruments are debt instruments rated below investment grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a debt instrument to be purchased or held by the Fund, and the Fund may purchase or hold unrated securities and debt instruments whose issuers are in default.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.
Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Wall Street Reform and Consumer Protection Act may require the Fund to clear certain derivative contracts through a clearinghouse or central counterparty (a CCP). To clear a derivative through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the contract to be transferred to the FCM for clearing. It may also enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations may also require that the derivative be entered into over a market facility that is known as a “swap execution facility” or SEF. Also, in the future, the CFTC's regulations may require that certain electronically traded contracts be entered into over SEFs, even if those contracts are not subject to mandatory central clearing. The CCP, SEF, FCM and Executing Dealer are all subject to regulatory oversight by the CFTC. Similar regulatory requirements will apply to contracts that are subject to the jurisdiction of the Securities and Exchange Commission (SEC), although the SEC has not yet finalized its regulations.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk must be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following types of derivative contracts, including combinations thereof:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.
Interest Rate Futures
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
Currency Futures and Currency Forward Contracts (Types of Futures Contracts)
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund's counterparty to the contract were to default.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■	Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■	Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Currency Swaps
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).

Other Investments, Transactions, Techniques
Repurchase Agreements (A Fixed-Income Security)
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Fixed-Income Security)
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index, or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Note (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.

Equity Linked Note (A Type of Hybrid Instrument)
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.
Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.
The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. An acceptable investment into which the Fund may reinvest cash collateral includes, among other acceptable investments, securities of affiliated money market funds (including affiliated institutional prime money market funds with a “floating” net asset value that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if net asset value decreases, result in the Fund having to cover the decrease in the value of the cash collateral).
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and credit risks. These transactions create leverage risks.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (“1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund's asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund's current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund's obligations.
Inter-Fund Borrowing and Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offer Rate (LIBOR); and (iii) 0.0%; plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year the Fund did not utilize the LOC.
Portfolio Turnover
Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. For the fiscal years ended December 31, 2017 and 2016, the portfolio turnover rates were XX% and 90%, respectively.
Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund's principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Equity Securities Investment Risks
Small-Cap Company Risk
The Fund may invest in small capitalization (or “small-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies.
Fixed-Income Investment Risks
Issuer Credit Risk
It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
Many fixed-income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
Many fixed-income securities receive credit ratings from NRSROs such as Fitch Rating Service, Moody's Investor Services, Inc. and Standard & Poor's that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO's assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund's portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline if interest rates remain unchanged.
As a general matter, the leveraged loans in which the Fund invests have a higher default risk than investment-grade debt instruments. Many fixed-income instruments receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If an asset has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
The senior secured corporate loans and corporate debt instruments in which the Fund invests generally are subject to less credit risk than unsecured high-yield bonds (also known as “junk bonds”). Leveraged loans often have features that junk bonds generally do not have. They usually are senior obligations of the borrower or issuer, usually are secured by collateral and generally are subject to certain restrictive covenants in favor of the lenders or debt instrument holders that invest in them. Leveraged loans often are issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.

Risk of Investing In Loans
In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Loans generally are subject to legal or contractual restrictions on resale.
Agent Insolvency Risk
In a syndicated loan, the agent bank is the bank in the syndicate that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).
Loan Prepayment Risk
During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding debt instruments.
Call Risk
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Loan Liquidity Risk
Loans generally are subject to legal or contractual restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the loan. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss.
The Fund's investments in loan instruments may be considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices.
Risk Associated with Complex CMOs
CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.
Risk of Foreign Investing
The foreign sovereign debt securities the Fund purchases involve specific risks, including that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.
Greater China Risk
Although larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. Investments in the Greater China region may be subject to the risks associated with trading on less-developed trading markets, in addition to acute political risks such as possible negative repercussions resulting from China's relationship with Taiwan or Hong Kong, restrictions on monetary repatriation, or other adverse government actions. The attitude of the Chinese government toward growth and capitalism is uncertain, and the markets of Hong Kong and China could be hurt significantly by any government interference or any material change in government policy. For example, the Chinese government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. As export-driven economies, the economies of countries in the Greater China region are affected by developments in the economies of their principal trading partners. A downturn in these economies could slow or eliminate the growth of the economies of the Greater China region and adversely impact the Fund's investments.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Fifth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Sixth, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
CYBER SECURITY RISK
Like other funds and business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, the Fund's shareholders, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events consistently. Cyber-events have not had a material adverse effect on the Fund's business operations or performance. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund's NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund's investments to lose value. The Fund's Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund's Adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
VARIABLE ASSET REGULATIONS
The Fund is also subject to variable contract asset regulations prescribed by the U.S. Treasury Department under Section 817(h) of the Internal Revenue Code. After a one-year start-up period, the regulations generally require that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% of the total assets of the Fund may be represented by any two investments, no more than 80% of the total assets of the Fund may be represented by any three investments and no more than 90% of the total assets of the Fund may be represented by any four investments. In applying these diversification rules, all securities of the same issuer, all interests of the same real property project and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality shall be treated as a separate issuer. If the Fund fails to achieve the diversification required by the regulations, unless relief is obtained from the Internal Revenue Service, the contracts invested in the Fund will not be treated as annuity endowment or life insurance contracts.
Investment Objective and Investment Limitations
The Fund's fundamental investment objective is to achieve high current income and moderate capital appreciation. The investment objective may not be changed by the Fund's Trustees without shareholder approval.
Investment Limitations
Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in the securities of issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of the Fund's outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Commodities
As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
Additional Information
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund's concentration restriction: (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (b) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
Borrowing
The 1940 Act permits the Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

What Do Shares Cost?
Determining Market Value of Securities
A Share's net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV by valuing its assets, subtracting its liabilities and dividing the balance by the number of Shares outstanding. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■	Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■	OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer's operations or liquidation.
Special valuation considerations may apply with respect to the Fund's “odd-lot” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund's pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services' prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “Fair Valuation Procedures.”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment's “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment's fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer's financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment's value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
Mixed Funding and Shared Funding
The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”
The Fund does engage in mixed funding and shared funding. Although the Fund does not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.
How is the Fund Sold?
Under the Distributor's Contract with the Fund, the Distributor (“Federated Securities Corp.”) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan SERVICE SHARES
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of Shares maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services it provides, as well as fees and/or commissions it charges.
Regarding the Fund's Primary and Service Shares, the Primary and Service Shares of the Fund currently do not accrue, pay or incur any administrative service fees, although the Board of Trustees has approved the Primary and Service Shares of the Fund to accrue, pay and incur such fees in amounts up to a maximum amount of 0.25%, or some lesser amount as the Board of Trustees shall approve from time to time. The Primary and Service Shares of the Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2017, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated fund shares or provide services to the Federated funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2017, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
ADP Broker-Dealer, Inc.
American Enterprise Investment Services, Inc.
American Portfolios Financial Services, Inc.
Ascensus Financial Services, Inc.
AXA Advisors, LLC
B.C. Ziegler and Company
Banc of America Investment Services, Inc.
BB&T Securities, LLC
BMO Harris Financial Advisors, Inc.
Bogart Wealth LLC
Broadridge Business Process Outsourcing, LLC
Cadaret, Grant & Co., Inc.
Callan LLC
Cambridge Investment Research, Inc.

Cary Street Partners and LLC
CBIZ Financial Solutions, Inc.
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
CIBC Asset Management Inc.
Citigroup Global Markets Inc.
Citizens Securities Inc.
Cobiz Wealth LLC
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
Cuso Financial Services, L.P.
Cutter & Company, Inc.
CVAGS, LLC
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
Edward D. Jones & Co., LP
Epic Advisors, Inc.
FBL Marketing Services, LLC
Fidelity Brokerage Services, Inc.
Fiducia Group, LLC
Fifth Third Securities, Inc.
Financial Concepts Unlimited, Inc.
Financial Planning Consultants Inc.
First Allied Securities, Inc.
FIS Brokerage & Securities Services LLC
FSC Securities Corporation
Girard Securities, Inc.
Global Financial Private Capital, LLC
Goldman, Sachs, & Co. LLC
GWFS Equities, Inc.
H.D. Vest Investment Securities, Inc.
Hand Securities, Inc.
HefrenTillotson, Inc.
HighTower Securities LLC
Highwater Wealth Management, LLC
Hilltop Securities Inc.
Hughes Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
Institutional Securities Corporation
Invest Financial Corporation
Investment Professionals, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
Keystone Financial Planning
KMS Financial Services, Inc.
Koesten Hirschmann & Crabtree, Inc.
Laidlaw Asset Management LLC
Lieblong & Associates, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, LLC
Lockton Financial Advisors LLC
LPL Financial LLC
M&T Securities Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
National Planning Corporation
Nationwide Investment Services Corporation
NBC Securities, Inc.
Niagra International Capital Limited
NYLIFE Distributors LLC
Oneamerica Securities, Inc.
Oppenheimer & Company, Inc.
Paychex Securities Corp.
People's Securities, Inc.
Pershing LLC
PFE Advisors, Inc.
Piper Jaffray & Co.
Planmember Securities Corporation
PNC Investments LLC
Prospera Financial Services, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Resources Investment Advisors Inc.
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SagePoint Financial, Inc.
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Segal Advisors, Inc.
Sentry Advisors, LLC
Sigma Financial Corporation
Soltis Investment Advisors, LLC
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Sterne, Agee & Leach, Inc.
Stifel, Nicolaus & Company, Incorporated
Summit Brokerage Services, Inc.
Summit Capital, Inc.
Suntrust Robinson Humphrey, Inc.
Synovus Securities, Inc.
TD Ameritrade, Inc.

Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
The Huntington Investment Company
Transamerica Capital Inc.
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
UMB Financial Services, Inc.
United Planners Financial Services of America
Valor Financial Securities LLC
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets LLC
Voya Financial Advisors, Inc.
Voya Retirement Advisors, LLC
Waddell & Reed, Inc.
Wayne Hummer Investments LLC
Wedbush Morgan Securities Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
WestPark Capital, Inc.
WFG Investments, Inc.
Woodbury Financial Services, Inc.
XML Financial, LLC
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Subaccounting Services
Certain participating insurance companies may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Participating insurance companies holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the participating insurance company about the services provided, the fees charged for those services and any restrictions and limitations imposed.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities' values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information
VOTING RIGHTS
The insurance company separate accounts, as shareholders of the Fund, will vote the Fund Shares held in their separate accounts at meetings of the shareholders. Voting will be in accordance with instructions received from contract owners of the separate accounts, as more fully outlined in the prospectus of the separate account.
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.
TO BE FILED BY AMENDMENT
As of April 5, 2017, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares: Farm Bureau Life Insurance Company, West Des Moines, IA, owned approximately 6,294,205 Shares (10.54%); Ohio National Life Insurance Company, Cincinnati, OH, owned approximately 46,203,287 Shares (77.38%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Ohio National Life Insurance Co is organized in Ohio and is a subsidiary of Ohio National Financial Services Inc. organized in Ohio.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax. Additionally, the Fund intends to comply with the diversification requirements of Section 817(h) of the Code.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund's Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Foreign Investments
If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.
Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to certain trusts.
Certain foreign corporations may qualify as Passive Foreign Investment Companies (PFIC). There are special rules prescribing the tax treatment of such an investment by the Fund, which could subject the Fund to federal income tax.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised seven portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.
[To be Filed by Amendment]
As of April XX, 2018, the Fund's Board and Officers as a group owned less than 1% of each class of the Fund's outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age of 75 years.
■	No conflicts which would interfere with qualifying as independent.
■	Appropriate interpersonal skills to work effectively with other Independent Trustees.
■	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■	Diversity of background.
Interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: October 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.; Chairman, Passport Research, Ltd.	$0	$0

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Thomas R. Donahue* Birth Date: October 20,1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain funds in the Federated Fund Complex; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
	Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.	$0	$0
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
	Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	$705.63	$275,000
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
	Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.	$705.63	$275,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
	Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.	$705.63	$275,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.	$641.50	$250,000
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
	Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).	$769.79	$300,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
	Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.) and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	$641.50	$250,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
	Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$641.50	$250,000
OFFICERS*
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: September 1993	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
*	Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. Effective August 16, 2013, in the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. Directors/Trustees Emeritus appointed prior to August 16, 2013 are paid 20% of the annual base compensation. In addition, the Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.

The following table shows the fees paid to each Director/Trustee Emeritus for the Fund's most recently ended fiscal year and the portion of that fee paid by the Fund or Trust.1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Trust (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus[1]
Nicholas Constantakis	$116.11	$50,000.00
Robert J. Nicholson	$116.11	$49,907.08
James F. Will	$116.11	$50,000.00
1	The fees paid to each Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund's net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O'Neill	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund's internal audit function.	Seven
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O'Neill P. Jerome Richey John S. Walsh	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund's Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund's agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	One

BOARD'S ROLE IN RISK OVERSIGHT
The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2017
Interested Board Member Name	Dollar Range of Shares Owned in Federated Managed Volatility Fund II	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
Thomas R. Donahue	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O'Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment co-Advisers
The Co-Advisers conduct investment research and make investment decisions for the Fund.
Each of the Co-Advisers is a wholly owned subsidiary of Federated.
No Co-Adviser shall be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust. No Co-Adviser shall be liable for the independent acts or omissions of another Co-Adviser.
The aggregate advisory fee paid to the Co-Advisers is 0.75%. The fee is allocated among the Co-Advisers as follows:
■	Federated Investment Management Company: 0.24% of the Fund's assets allocated to fixed-income securities and related investments.
■	Federated Equity Management Company of Pennsylvania: 67% of the balance of the aggregate advisory fee.
■	Federated Global Investment Management Corp.: 33% of the balance of the aggregate advisory fee.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Co-Advisers have adopted policies and procedures and have structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year unless otherwise indicated.
[To be Filed by Amendment]
James P. Gordon, Jr., Portfolio Manager
Types of Accounts Managed by James P. Gordon, Jr.	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	4/$209.8 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$5.2 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
James P. Gordon, Jr. is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect to the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five-calendar year periods; and (c) a one and two year volatility measurement. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable funds/accounts, and on an absolute basis by comparing performance for that same period to a specified level based upon the historical performance of the Fund. IPP measurement periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Gordon is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts for which Mr. Gordon is responsible in calculating his compensation may be equal or can vary. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other funds/accounts in one other IPP group used to determine IPP. The weighting assigned to the Fund is also lesser than the weighting of the fund/account in another IPP group used to determine IPP. The weighting assigned can be adjusted periodically. In his role as Head of Quantitative Analysis and Research, Mr. Gordon provides research and analytical support to most of Federated's equity accounts, including the accounts for which he serves as portfolio manager. A portion of the IPP score is determined by the investment product performance of this group of accounts, measured as described above, versus product specific benchmarks and peer groups. Mr. Gordon also has oversight responsibility for other portfolios he does not personally manage. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Damian McIntyre, Portfolio Manager
Types of Accounts Managed by Damian McIntyre	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	6/$1.6 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$5.2 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.

Damian McIntyre is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect to the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five-calendar year periods; and (c) a one and two year volatility measurement. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable funds/accounts, and on an absolute basis by comparing performance for that same period to a specified level based upon the historical performance of the Fund. IPP measurement periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. McIntyre is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts for which Mr. McIntyre is responsible in calculating his compensation may be equal or can vary. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of four IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is greater than the weighting assigned to other funds/accounts used to determine IPP (but can be adjusted periodically). Additionally, Mr. McIntyre provides research and analytical support for other accounts. A portion of the IPP score is determined by the investment product performance of this group of accounts versus product specific benchmarks and peer groups. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Ian Miller, Portfolio Manager
Types of Accounts Managed by Ian Miller	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2/$1.4 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Ian Miller is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect to the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five-calendar year periods; and (c) a one and two year volatility measurement. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable funds/accounts, and on an absolute basis by comparing performance for that same period to a specified level based upon the historical performance of the Fund. IPP measurement periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under an portfolio manager may be excluded. As noted above, Mr. Miller is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts for which Mr. Miller is responsible in calculating his compensation may be equal or can vary. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one or two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other funds/accounts used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Miller's IPP score is based on the performance for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Jerome Conner, Portfolio Manager
Types of Accounts Managed by Jerome Conner	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$476.7 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Jerome Conner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is determined by analyzing performance in respect to the following factors: (a) rolling one, three and five calendar year pre-tax gross total returns; (b) average gross distribution yields for one, three and five-calendar year periods; and (c) a one and two year volatility measurement. With respect to each factor, IPP is measured on a relative basis by comparing performance for a particular measurement period to a designated peer group of comparable funds/accounts, and on an absolute basis by comparing performance for that same period to a specified level based upon the historical performance of the Fund. IPP measurement periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Conner is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts or activities for which Mr. Conner is responsible in calculating his compensation may be equal or can vary. In addition, Mr. Conner serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. For purposes of calculating the annual incentive amount, each fund/account currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other funds/accounts in one other IPP group used to determine IPP. The weighting assigned to the Fund is lesser than the weighting assigned to activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Conner's IPP score is based on the performance for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Mark Durbiano, Portfolio Manager
High Yield Affiliated Fund
Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	23/$14.3 billion	0/$0
Other Pooled Investment Vehicles	3/$419.9 million	0/$0
Other Accounts	3/$154.9 million	1/$291.3 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
The Fund will gain exposure to high yield securities by investing in an affiliated investment company (the “Affiliated Fund”). Mr. Durbiano manages the Affiliated Fund according to its specific investment program. Thus, although Mr. Durbiano is not responsible for making investment decisions directly on behalf of the Fund, the high yield fixed income portion of the Fund's portfolio may be subject to his management of the Affiliated Fund. Mr. Durbiano's IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Affiliated Fund's benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Affiliated Fund's designated peer group of comparable funds/accounts. Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is the portfolio manager for other funds/accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Affiliated Fund or other funds/accounts or activities for which Mr. Durbiano is responsible in calculating his compensation may be equal or can vary. In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Affiliated Fund is lesser than or equal to the weighting assigned to other funds/accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano's annual incentives may include certain guaranteed amounts.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Ihab Salib, Portfolio Manager
Types of Accounts Managed by Ihab Salib	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	15/$1.7 billion	0/$0
Other Pooled Investment Vehicles	5/$399.1 million	0/$0
Other Accounts	4/$89.3 million	2/$614.0 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.

Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on another account managed by the portfolio manager (i.e., EM Sub Portfolio for Managed Volatility). IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the EM Sub Portfolio for Managed Volatility Fund's benchmark (i.e., Bloomberg Barclays Emerging Markets USD Aggregate Index (formerly, Barclays Emerging Markets USD Aggregate Index)). Mr. Salib manages only the international bond and emerging markets portion of the Fund's portfolio. Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Salib is also the portfolio manager for other funds/accounts in addition to the EM Sub Portfolio for Managed Volatility. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the EM Sub Portfolio for Managed Volatility or other funds/accounts or activities for which Mr. Salib is responsible in calculating his compensation may be equal or can vary. In addition, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the EM Sub Portfolio for Managed Volatility is lesser than or equal to the weighting assigned to other funds/accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Todd Abraham, Portfolio Manager
Types of Accounts Managed by Todd Abraham	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	17/$4.4 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Todd Abraham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on another account managed by the portfolio manager (i.e., Federated Mortgage Core Portfolio). IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Federated Mortgage Core Portfolio's benchmark (i.e., Bloomberg Barclays U.S. Mortgage Backed Securities Index (formerly, Barclays U.S. Mortgage Backed Securities Index)). Mr. Abraham manages only the mortgage asset class portion of the Fund's portfolio. Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Abraham is the portfolio manager for other funds/accounts. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Federated Mortgage Core Portfolio or other funds/accounts or activities for which Mr. Abraham is responsible in calculating his compensation may be equal or can vary. In addition, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Federated Mortgage Core Portfolio is greater than or equal to the weighting assigned to other funds/accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Services Agreement
Federated Advisory Services Company, an affiliate of the Co-Advisers, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Co-Advisers. Federated Investors (UK) LLP (Federated UK), an affiliate of the Co-Advisers, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe) and certain non-discretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers to the Co-Advisers for use by the Co-Advisers in their discretion. The fee for these services is paid by the Co-Advisers and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The following examples illustrate how the General Policy may apply to management proposals and shareholder proposals submitted for approval or ratification by holders of the company's voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote in favor of: (1) a proposal to require a company's audit committee to be comprised entirely of independent directors; (2) shareholder proposals to declassify the board of directors; (3) shareholder proposals to require a majority voting standard in the election of directors; (4) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (5) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (6) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (7) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (8) shareholder proposals to eliminate supermajority requirements in company bylaws; (9) shareholder proposals to separate the roles of chairman of the board and CEO; (10) shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”); (11) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; and (12) election of individual directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company's chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (f) served on a board that did not implement a shareholder proposal that Federated supported and received more than 50% shareholder support the previous year.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders; and (3) authorize a stock repurchase program.
On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies consistent with the General Policy. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted. The Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for shareholder proposals not supported by the company's board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser will not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below) adopted by the Adviser with respect to issues subject to the proxies; (b) if the Adviser is directing votes for the same proxy on behalf of a regular qualitative accounts and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee (“Proxy Committee”).

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, interacting with a proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from the Adviser's investment professionals, as necessary; bringing voting recommendations to the Proxy Committee from the Adviser's investment professionals; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.
The Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting services with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser's clients (and shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated mutual fund, the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund's proxies for that fund.

Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (Downstream Affiliate), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers' Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■	A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
■	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Head of the PVOT, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Portfolio Holdings Information
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top 10 equity and fixed-income holdings, a percentage breakdown of the portfolio by asset class and a percentage breakdown of the equity portfolio by sector.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser's receipt of research services (as described below) may also be a factor in the Adviser's selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings (IPO) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund. Investment decisions and trading for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser also are generally made and conducted independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
[To be Filed by Amendment]

On December 31, 2016, the Fund owned securities of the following regular broker/dealers:
Broker Dealer	Amount of Securities Owned
Bank of America JPMorgan Chase & Co. Citigroup, Inc. Goldman Sachs Jefferies & Co. Wells Fargo & Co.	$4,303,036 $5,396,314 $4,366,516 $2,952,609 $410,384 $285,591
Brokerage and Research Services
Brokerage services include execution of trades and products and services that relate to the execution of trades, including communications services related to trade execution, clearing and settlement, trading software used to route orders to market centers, software that provides algorithmic trading strategies and software used to transmit orders to direct market access (DMA) systems. Research services may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services assist the Adviser and its affiliates in terms of their overall investment responsibilities to funds and investment accounts for which they have investment discretion. However, particular brokerage and research services received by the Adviser and its affiliates may not be used to service every fund or account, and may not benefit the particular funds and accounts that generated the brokerage commissions. In addition, brokerage and research services paid for with commissions generated by the Fund may be used in managing other funds and accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
[To be Filed by Amendment]
For the fiscal year ended December 31, 2016, the Fund's Adviser directed brokerage transactions to certain brokers in connection with the Adviser's receipt of research services. The total amount of these transactions was $615,750,922 for which the Fund paid $524,006 in brokerage commissions.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, __________________, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.
To be Updated by Amendment

Fees Paid by the Fund for Services
For the Year Ended December 31	2016	2015	2014
Advisory Fee Earned	$4,463,891	$5,083,817	$4,189,068
Advisory Fee Waived	$—	$—	$—
Advisory Fee Reimbursed	$766,120	$1,080,890	$833,165
Brokerage Commissions	$528,841	$616,544	$296,312
Net Administrative Fee	$590,528	$655,421	$561,786
Financial Information
The Financial Statements for the Fund for the fiscal year ended December 31, 2017, are incorporated herein by reference to the Annual Reports to Shareholders of Federated Managed Volatility Fund II dated December 31, 2017.
Investment Ratings
Standard & Poor's Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
AAA—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S& P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive—Positive means that a rating may be raised.
Negative—Negative means that a rating may be lowered.
Stable—Stable means that a rating is not likely to change.
Developing—Developing means a rating may be raised or lowered.
N.M.—N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days–including commercial paper.
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY'S Investor Services, Inc. (MOODY's) LONG-TERM RATINGS
Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY'S Short-Term RATINGS
Moody's short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect the likelihood of a default on contractually promised payments.
P-1—Issuers (or supporting institutions) rated P-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated P-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated P-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch's opinion on an entity's relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality—“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality—“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality—“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality—“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative—“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative—“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk—Default is a real possibility.
CC: Very High Levels of Credit Risk—Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk—Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default—“RD” ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default—“D” ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk—Default is a real possibility.
RD: Restricted Default—Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best's long-term debt rating is Best's independent opinion of an issuer/entity's ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional—Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong—Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong—Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate—Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative—Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative—Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative—Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best's short-term debt rating is Best's opinion of an issuer/entity's ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest—Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding—Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory—Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate—Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer's capacity to meet its financial commitments.
AMB-4 Speculative—Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company's ability to meet its financial commitments.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u—Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd—Indicates ratings assigned to a company that chose not to participate in A.M. Best's interactive rating process. (Discontinued in 2010).
i—Indicates rating assigned is indicative.

A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.
Positive—Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative—Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable—Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.

Addresses
Federated Managed Volatility Fund II
Primary Shares
Service Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Co-Advisers
Federated Global Investment Management Corp.
101 Park Avenue, 41st Floor
New York, NY, 10178
Federated Investment Management Company
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
Independent Registered Public Accounting Firm
TO BE FILED BY AMENDMENT

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
State Street Bank and Trust Company
SECURITIES LENDING AGENT
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To be filed by amendment
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Interactive Data Corporation
Markit Group Limited
Standard & Poor's Financial Services LLC
Telemet America
Thomson Reuters Corporation
RATINGS AGENCIES
Fitch, Inc.
Moody's Investors Service, Inc.
Standard & Poor's Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Barclays Inc.
Bloomberg L.P.
Citibank, N.A.
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Informa Investment Solutions, Inc.
Investortools, Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
47

Item 28. Exhibits

(a)
1	Conformed copy of Amended and Restated Declaration of Trust of Registrant	33
2	Conformed copy of amendment #23 of Declaration of Trust of Registrant	36
3	Form of amendment #24 of Declaration of Trust of Registrant	37
4	Conformed copy of Amendment #25 of Declaration of Trust of Registrant	39
5	Conformed copy of Amendment #26 of Declaration of Trust of Registrant	41
6	Conformed copy of Amendment # 27 of Declaration of Trust of Registrant	45
7	Conformed copy of Amendment # 28 of Declaration of Trust of Registrant	47

(b)
1	Copy of By-Laws
2	Amendment Nos. 1, 2 and 3	19
3	Amendment Nos. 4 and 5	30
4	Amendment Nos. 6, 7 and 8	33
5	Amendment No. 9	45

(c)
1	Copy of Specimen Certificate of Shares of Beneficial Interest of Federated American Leaders Fund II; Federated Utility Fund II; Federated Fund for U.S. Government Securities II; Federated High Income Bond Fund II; Federated Prime Money Fund II; Federated Growth Strategies Fund II; and Federated Equity Income Fund II	15
2	Copy of Specimen Certificate of Shares of Beneficial Interest of Federated International Equity Fund II As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.	4

(d)
1	Conformed copy of Investment Advisory Contract between the Registrant and Federated Advisers with conformed copies of Exhibits A,B,C,D,and E	3
2	Conformed copy of Exhibit F to Investment Advisory Contract	6
3	Conformed copy of Exhibit G to Investment Advisory Contract	10
4	Conformed copy of Exhibit H to Investment Advisory Contract	12
5	Conformed copy of Exhibit I to Investment Advisory Contract	20
6	Conformed copy of Exhibits J and K to Investment Advisory Contract	22
7	Conformed copy of Exhibit L to Investment Advisory Contract	24
8	Conformed copy of Amendment to the Investment Advisory Contract	25
9	Conformed copy of Investment Advisory Contract between the Registrant and Federated Global Research Corp. with respect to Federated International Equity Fund II with a conformed copy of Exhibit A attached	10
10	Conformed copy of Exhibit B to Investment Advisory Contract	26
11	Conformed copy of Sub-Advisory Agreement between Federated Advisers and Federated Global Research Corp. with respect to Federated Utility Fund II	17
12	Conformed copy of Exhibit A to Sub-Advisory Contract	10
13	Conformed copy of Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp. with respect to Federated Strategic Income Fund II	22
14	Conformed copy of Exhibit A to Sub-Advisory Contract	10
15	Conformed copy of Exhibit M to the Investment Advisory Contract	27
16	Conformed copy of Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp. with respect to Federated Kaufmann Fund II	27
17	Conformed copy of Exhibit A to the Sub-Advisory Contract	27
18	Conformed copy of Assignment of Advisory Contract and Sub-Advisory Contract	30
19	Conformed copy of new Sub-Advisory Contract with respect to Federated Capital Income Fund II	30
20	Conformed copy of new Advisory Contract between Federated Equity Management Company of Pennsylvania and Registrant	33
21	Conformed copy of Exhibit B to the Sub-Advisory Agreement	33
22	Conformed copy of Assignment of Advisory Contract to Federated Global Investment Management Corp.	37
23	Conformed copy of Exhibit C to Advisory Contract for Federated Clover Value Fund II	37
24	Conformed copy of Amendment 1 to Exhibit A of Advisory Contract for Federated Managed Tail Risk Fund II.	44
25	Conformed copy of Co-Advisory Contract for Federated Managed Volatility Fund II and Federated Managed Tail Risk Fund II.	45
26	Conformed copy of Amendment 1 to Exhibit F of the Advisory Contract for Federated Kaufmann Fund II	45
27	Conformed copy of Amendment 1 to Exhibit A of the Sub-Advisory Agreement for Federated Kaufmann Fund II	47

(e)
1	Conformed copy of Distributor’s Contract of the Registrant with conformed copies of Exhibits A,B,C and D attached	3
2	Conformed copy of Exhibits E,F,L and M to Distributor’s Contract	23
3	Conformed copy of Exhibit G to Distributor’s Contract	10
4	Conformed copy of Exhibit H to Distributor’s Contract	12
5	Conformed copy of Exhibit I to Distributor’s Contract	20
6	Conformed copy of Exhibit J and K to Distributor’s Contract	22
7	Conformed copy of Exhibit N to Distributor’s Contract	24
8	Conformed copy of Amendment to the Distributor’s Contract	25
9	Conformed copy of Exhibit O to Distributor’s Contract	27
10	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).
11	Conformed copy of Exhibit P to Distributor’s Contract	30
12	Conformed copy of Exhibit Q to Distributor’s Contract	33
13	Conformed copy of Exhibit N to Distributor’s Contract as revised on February 15, 2013.	42
14	Conformed copy of Amendment to Distributor’s Contract dated June 1, 2013	44
15	Conformed copy of Exhibit R to the Distributor’s Contract	48

(f)	Not applicable

(g)
1	Conformed copy of Custodian Contract	7
2	Conformed copy of Domestic Custody Fee Schedule	17
3	Conformed copy of Amendment to the Custodian Contract of the Registrant	35
4	Conformed copy of Amendment to the Custody Agreement of the Registrant	40
5	Copy of Revised Exhibit 1 (revised as of February 15, 2013) to the Custodian Contract	42

(h)
1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement;	19
2	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
3	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
4	Conformed copy of Amended and Restated Shareholder Services Agreement;	16
5	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
6	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of th Cash Trust Series, Inc. Registration Statement filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
7	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item 23(h)(viii) of th Cash Trust Series, Inc. Registration Statement filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
8	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23 (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309)
9	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23(h)(ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843)
10	The Registrant hereby incorporates the Conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
11	The Registrant hereby incorporates the Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06, from Item (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
12	Conformed copy of the Financial Administration and Accounting Services Agreement	40
13	Copy of Exhibit A (revised as of February 15, 2013) to the Financial Administration Accounting and Services Agreement	42
14	Copy of Schedule 1 (revised as of February 15, 2013) to the Second Amended and Restated Services Agreement	42
15	Copy of Exhibit 1 (revised as of February 15, 2013) to the Agreement for Administrative Services	42

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered	2

(j)
1	Conformed copy of Consent of Independent Registered Public Accounting Firm	49

(k)	Not Applicable

(l)	Conformed copy of Initial Capital Understanding	2

(m)
1	Conformed copy of Distribution Plan of the Registrant	31
2	Conformed copy of Exhibit D to the Distribution Plan	33
3	Conformed copy of Exhibit A and Exhibit B (as revised on February 15, 2013) to the Distribution Plan	42
4	Conformed copy of Exhibit E to the Distribution Plan	47

(n)
1	The Registrant hereby incorporates a Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006 (File Nos. 2-72277 and 811-3181)	12
2	Copy of Multiple Class Plan for Primary Shares and Service Shares	42
3	Copy of Multiple Class Plan for Primary Shares and Service Shares dated September 1, 2015	47
4	Copy of Multiple Class Plan for Primary Shares and Service Shares dated January 1, 2017	49

(o)
1	Conformed copy of Power of Attorney; conformed copy of Power of Attorney of Chief Investment Officer	24
2	Conformed copy of Power of Attorney of the Chief Investment Officer	28
3	Conformed copy of Power of Attorney of President	31
4	Conformed copies of Powers of Attorney of two (2) Trustees and the Treasurer	33
5	Conformed copy of Power of Attorney of Trustee	34
6	Conformed copy of Power of Attorney of Trustee	38
7	Conformed copy of Power of Attorney of Treasurer	42
8	Conformed copy of Power of Attorney of Trustee	43
9	Conformed copy of Power of Attorney of Trustee	43
10	Conformed copy of Power of Attorney of Trustee	47
11	Conformed copy of Power of Attorney of Trustee	49

(p)
1	Conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 10/01/2008.	38
2	Conformed copy of the Federated Investors, Inc. code of Ethics for Access Persons, effective 12/06/2010	41
3	Conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 9/30/2012	42
4	Conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/01/2016	49

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-69268 and 811-8042)
1	Pre-effective Amendment No. 1 filed December 10, 1993
2	PEA No. 1 filed April 29 1994
3	PEA No. 2 filed August 23, 1994
4	PEA No. 3 filed January 19, 1995
6	PEA No. 5 filed on April 3, 1995
7	PEA No. 6 filed on April 21, 1994
10	PEA No. 9 filed on February 16, 1996
11	PEA No. 10 filed on March 28, 1996
12	PEA No. 12 filed on February 10, 1997
13	PEA No. 15 filed on July 31, 1997
14	PEA No. 17 filed on March 9, 1998
17	PEA No. 18 filed on April 22, 1998
19	PEA No. 20 filed on February 19, 1999
20	PEA No. 22 filed on April 20, 1999
22	PEA No. 25 filed on February 17, 2000
23	PEA No. 28 filed on April 19, 2000
24	PEA No. 30 filed on April 23, 2001
25	PEA No. 30 filed on April 23, 2001
26	PEA No. 31 filed on February 28, 2002
27	PEA No. 36 filed on April 29, 2002
28	PEA No. 37 filed on February 18, 2003
29	PEA No. 39 filed on April 29, 2003
30	PEA No. 40 filed on February 20, 2004
31	PEA No. 41 filed on April 29, 2004
32	PEA No. 43 filed on April 27, 2005
33	PEA No. 45 filed on April 28, 2006
34	PEA No. 46 filed on April 27, 2007
35	PEA No. 49 filed on April 28, 2008
36	PEA No. 50 filed on February 13,2009
37	PEA No. 52 filed on April 30, 2009
38	PEA No. 53 filed on February 5, 2010
39	PEA No. 55 filed on April 23, 2010
40	PEA No. 56 filed on April 27, 2011
41	PEA No. 60 filed on April 25, 2012
42	PEA No. 64 filed on April 26, 2013
43	PEA No. 66 filed on January 30, 2014
44	PEA No. 68 filed on April 28, 2014
45	PEA No. 70 filed on January 30, 2015
46	PEA No. 72 filed on April 24, 2015
47	PEA No. 74 filed on January 29, 2016
48	PEA No. 76 filed on April 28, 2016
49	PEA No. 78 filed on April 27, 2017

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification
(1)

Item 31 Business and Other Connections of Investment Adviser: Federated Investment Management Company
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of two of the Trustees and three of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James Gallagher, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Anne H. Kruczek

Marian R. Marinack

Mary Jo Ochson

Jeffrey A. Petro

Ihab Salib

Michael W. Sirianni, Jr.

Steven J. Wagner

Paige Wilhelm

Vice Presidents:

G. Andrew Bonnewell

Hanan Callas

Leslie Ciferno

Jerome Conner

Lee R. Cunningham, II

Gregory Czamara, V

B. Anthony Delserone, Jr.

Joseph A. Delvecchio

Jason DeVito

Bryan Dingle

William Ehling

Ann Ferentino

Timothy P. Gannon

Kathryn P. Glass

James L. Grant

Patricia L. Heagy

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Allen J. Knizner

Tracey Lusk

Karen Manna

Daniel James Mastalski

Christopher McGinley

Keith E. Michaud

Karl Mocharko

Joseph A. Mycka

Joseph M. Natoli

Gene Neavin

Bob Nolte

Liam O’Connell

Mary Kay Pavuk

John Polinski

Rae Ann Rice

Brian Ruffner

Thomas C. Scherr

John Sidawi

Kyle Stewart

Patrick J. Strollo, III

Mary Ellen Tesla

Timothy G. Trebilcock

Nicholas S. Tripodes

Anthony A. Venturino

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:

John Badeer

Patrick Benacci

Christopher Bodamer

David B. Catalane

Nicholas Cecchini

James Chelmu

Joseph Engel

Charles Ryan Love

Robert J. Matthews

Nick Navari

John W. Scullion

Steven J. Slanika

James D. Thompson

Michael S. Wilson

Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31 Business and Other Connections of Investment Adviser: Federated Equity Management Company of Pennsylvania
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James Gallagher, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President	Stephen F. Auth
Senior Vice Presidents:	Linda A. Duessel Anne H. Kruczek Dana L. Meissner John L. Nichol Daniel Peris
Vice Presidents:	Deborah D. Bickerstaff Linda Bakhshian P. Ryan Bend G. Andrew Bonnewell Jared Hoff Chad Hudson Ian Miller Lila Murphy Michael Tucker
Assistant Vice Presidents:	Michael D. Jura Damian McIntyre Keith Michaud
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31 Business and Other Connections of Investment Adviser: Federated Global Investment Management Corp.
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James Gallagher, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President:	Stephen F. Auth
Senior Vice Presidents:	Timothy Goodger James Gordon Stephen K. Gutch Anne M. Kruczek Leonardo A. Vila Hans Utsch Richard A Winkowski, Jr.
Vice Presidents:

Thomas J. Banks

Mark S. Bauknight

Thomas M. Brakel

G. Andrew Bonnewell

Daniel Burnside

Darius Czoch

Stephen DeNichilo

Fabrice DiGusto

John S. Ettinger

Steven Friedman

Marc Halperin

Martin A. Jarzebowski

Barbara E. Miller

Randy O’Toole

William Pribanic

John F. Sherman

Paul W. Spindler

Vivian Wohl

Assistant Vice Presidents:	Steven A. Chiavarone Charles Curran Mary Anne DeJohn Keith Michaud Anastacio U. Teodoro
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 32 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following investment companies, including the Registrant:
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust III
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated Global Allocation Fund
Federated Government Income Securities, Inc.
Federated Government Income Trust
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Pool Series
Federated MDT Equity Trust
Federated MDT Series
Federated Municipal Bond Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Municipal Income Fund
Federated Project and Trade Finance Tender Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Money Market Obligations Trust

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Paul Uhlman
Vice President and Director:	Peter J. Germain
Director:	Frank C. Senchak

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Michael Bappert Peter W. Eisenbrandt Solon A. Person, IV Colin B. Starks
Senior Vice Presidents:

Irving Anderson

Daniel G. Berry

Jack Bohnet

Bryan Burke

Scott J. Charlton

Steven R. Cohen

James S. Conley

Charles L. Davis, Jr.

Michael T. Dieschborg

Michael T. DiMarsico

Jack C. Ebenreiter

Theodore Fadool, Jr.

Timothy J. Franklin

James Getz

Scott A. Gunderson

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

James M. Heaton

Donald Jacobson

Jeffrey S. Jones

Harry J. Kennedy

Michael Koenig

Edwin C. Koontz

Anne H. Kruczek

Jane E. Lambesis

Hans W. Lange, Jr.

Michael Liss

Diane Marzula

Amy Michaliszyn

Richard C. Mihm

Vincent T. Morrow

Alec H. Neilly

Becky Nelson

Keith Nixon

Stephen Otto

Richard A. Recker

Diane M. Robinson

Brian S. Ronayne

Tom Schinabeck

John Staley

Robert F. Tousignant

Jerome R. Tuskan

William C. Tustin

Michael N. Vahl

Michael Wolff

Daniel R. Wroble

Erik Zettlemayer

Paul Zuber

Vice Presidents:

Catherine M. Applegate

Robert W. Bauman

Marc Benacci

Christopher D. Berg

Bill Boarts

Matthew A. Boyle

Edward R. Bozek

Edwin J. Brooks, III

Thomas R. Brown

Mark Carroll

Dan Casey

Stephen J. Costlow

Mary Ellen Coyne

Kevin J. Crenny

Stephen P. Cronin

David G. Dankmyer

Donald Edwards

Mark A. Flisek

Stephen Francis

David D. Gregoire

Raymond J. Hanley

George M. Hnaras

Scott A. Holick

Robert Hurbanek

Ryan W. Jones

Todd Jones

Scott D. Kavanagh

Susan C. Kelley

Patrick Kelly

Nicholas R. Kemerer

Robert H. Kern

Shawn E. Knutson

Crystal C. Kwok

Jerry L. Landrum

Joseph R. Lantz

David M. Larrick

John P. Lieker

Jonathan Lipinski

Paul J. Magan

Margaret M. Magrish

Meghan McAndrew

Martin J. McCaffrey

Brian McInis

Kyle Morgan

John C. Mosko

Doris T. Muller

Mark J. Murphy

Catherine M. Nied

Ted Noethling

John A. O’Neill

James E. Ostrowski

Mark Patsy

Rich Paulson

Marcus Persichetti

Chris Prado

Sean Quirk

Timothy A. Rosewicz

Matt Ryan

Eduardo G. Sanchez

Peter Siconolfi

Brian J. Sliney

Justin Slomkowski

Bradley Smith

Edward L. Smith

John R. Stanley

Mark Strubel

Jonathan Sullivan

Christie Teachman

Cynthia M. Tomczak

Jeffrey B. Turner

David Wasik

G. Walter Whalen

Lewis Williams

Theodore Williams

Brian R. Willer

Littell L. Wilson

James J. Wojciak

Assistant Vice Presidents:

Debbie Adams-Marshall

Kenneth C. Baber

Raisa E. Barkaloff

Chris Jackson

Stephen R. Massey

Carol McEvoy McCool

John K. Murray

Melissa R. Ryan

Carol Anne Sheppard

Scott A. Vallina

Laura Vickerman

James Wagner

Secretary:	Kary A. Moore
Assistant Secretaries:	Edward C. Bartley
Thomas R. Donahue
George F. Magera
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33 Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder and those records required to be maintained by the Adviser with respect to the Registrant in accordance with CFTC regulations are maintained at one of the following locations:

Registrant	Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at the address listed on the facing page of this filing.)
Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company [1] (“Adviser” and “Co-Adviser”) and Federated Equity Management Company of Pennsylvania [2] (“Adviser” and “Co-Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Global Investment Management Corp. [3] (“Sub-Adviser” and “Co-Adviser”)	101 Park Avenue 41st Floor New York, NY 10178
State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600
1.	Federated Investment Management Company: Adviser to Federated Government Money Fund II, Federated Fund for U.S Government Securities Fund II, Federated High Income Bond Fund II and Federated Quality Bond Fund II. Co-Adviser to Federated Managed Volatility Fund II and Federated Managed Tail Risk Fund II.
2.	Federated Equity Management Company of Pennsylvania: Adviser to Federated Kaufmann Fund II. Co-Adviser to Federated Managed Volatility Fund II and Federated Managed Tail Risk Fund II.
3.	Federated Global Investment Management Corp.: Sub-Adviser to Federated Kaufmann Fund II. Co-Adviser to Federated Managed Volatility Fund II and Federated Managed Tail Risk Fund II.

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated Insurance Series, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of January 2018.

Federated Insurance Series
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	January 30, 2018
John B. Fisher*	President and (Principal Executive Officer)
J. Christopher Donahue*	Trustee
Thomas R. Donahue*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney